EXHIBIT 99


                         RECKSON ASSOCIATES REALTY CORP.
                    SUPPLEMENTAL OPERATING AND FINANCIAL DATA
                    FOR THE QUARTER ENDING SEPTEMBER 30, 2000


Reporting Period Highlights


o Reported Basic FFO of $.69 ($.65 diluted) per share for the third quarter of 2000 as compared to $.60 ($.58 diluted) per share for the comparable 1999 period, representing an increase of 15.0% (12.1% diluted).

o Reported FFO for the nine months ended September 30, 2000 of $2.04 ($1.92 diluted) per share, as compared to FFO of $1.78 ($1.72 diluted) per share for the nine months ended September 30, 1999, representing a per share increase of 14.6% (11.6% diluted).

o Generated a 7.4% increase (cash) and a 9.1% increase (GAAP) in same property NOI for the third quarter of 2000.

o Generated same space rent growth of 22% (GAAP) and 10% (cash) for Office and 18% (GAAP) and 9.8% (cash) for Industrial/R&D for the third quarter of 2000.

o Completed the sale of a 49% ownership interest in eight suburban, Class A, office properties to Teachers Insurance and Annuity Association ("TIAA"), for approximately $136 million. Used proceeds from TIAA sale to reduce outstanding borrowings under line of credit.

o Closed a three year, $575 million, unsecured revolving credit facility on September 7, 2000, refinancing the Company's prior credit facility and term loan.

o Obtained title to 919 Third Avenue upon the completion of the consensual bankruptcy and secured a $250 million first mortgage commitment.

                         RECKSON ASSOCIATES REALTY CORP.
                    SUPPLEMENTAL OPERATING AND FINANCIAL DATA
                    FOR THE QUARTER ENDING SEPTEMBER 30, 2000

                                TABLE OF CONTENTS
                                -----------------

                                                                                                         PAGE
                                                                                                        ------
o        Company Background............................................................................   1

o        Summary Statement of Operating Data...........................................................   5

o        Selected Financial Information................................................................   6

o        Funds from Operations Analysis................................................................   7

o        Cash Available for Distribution Analysis......................................................   8

o        Balance Sheet.................................................................................   9

o        Ratios Computed for Industry Comparisons......................................................  10

o        Core Operating Results

           o        Occupancy Analysis.................................................................  12

           o        Executed Lease and Renewal Analysis................................................  17

           o        Lease Expiration Analysis..........................................................  27

           o        Portfolio Snapshot.................................................................  29

           o        Capital Expenditure Analysis.......................................................  31


o        Market Statistics

           o        Market Overview Analysis...........................................................  32

           o        Long Island Sub-market Analysis....................................................  35

           o        Westchester Sub-market Analysis....................................................  37

           o        New Jersey Sub-market Analysis.....................................................  39

           o        New York City Sub-market Analysis..................................................  41


o        Value Creation Pipeline Statistics............................................................  42

This information contains forward-looking information that is subject to certain risks, trends and uncertainties that could cause actual results to differ materially from those projected. Among those risks, trends and uncertainties are the general economic climate; the supply of and demand for office and industrial properties in the New York Tri-State area; interest rate levels; continued strength of rental rate levels in the company's markets; the availability of financing; and other risks associated with the development and acquisition of properties, including risks that development may not be completed on schedule, that the tenants will not take occupancy or pay rent, or that development or operating costs may be greater than anticipated. For further information on factors that could impact Reckson, reference is made to Reckson's filings with the Securities and Exchange Commission. Reckson is subject to the reporting requirements of the Securities and Exchange Commission and undertakes no responsibility to update information contained in this Supplemental Operating and Financial Data Package.

                                      # # #

                         CORE IDEOLOGY

VISION

Reckson will be the "Landlord of Choice" in the New York Tri-State area.


MISSION

We are in the business of improving the quality of life in the workplace through innovation, design excellence and providing premier service.


VALUES

o    Tenant satisfaction comes first

o    Do what is right by acting honestly, fairly and maintaining integrity

o Act as a team, share knowledge, foster a challenging and rewarding work experience for all employees

o Strive for continued improvement individually and continued progress as a company

o    Be responsible to the communities in which we operate

o    Treat our shareholders as we would treat our partners



By acting in this manner, we will maximize the value of our company.





                                [GRAPHIC OMITTED]

COMPANY BACKGROUND


Reckson Associates Realty Corp. ("Reckson") is a self-administered and self-managed real estate investment trust ("REIT") that is one of the largest publicly traded owners, developers and managers of Class A office and industrial properties in the New York Tri-State area. Reckson is structured as an UPREIT, therefore its property operations are primarily conducted through Reckson
Operating Partnership, a limited partnership in which the Company is the sole general partner.

On June 2, 1995, Reckson successfully completed its initial public offering. During 1996, the Company expanded from its Long Island base and established operating divisions in Westchester, Connecticut, New Jersey and most recently in New York City. Each division was opened by acquiring a critical mass of assets and a local management team which had significant experience, local market expertise and relationships in their respective markets.

Through a predecessor entity, Reckson commenced operations in 1958 and grew steadily through the 1960s, 1970s and 1980s by developing and redeveloping Class A office and industrial properties throughout Long Island. Today, Reckson owns or is under contract to acquire 186 properties comprised of approximately 20.8 million square feet located throughout the New York Tri-State area's markets. These properties are comprised of 14.2 million square feet of office space and
6.6 million square feet of industrial space. Reckson also owns or is under contract to acquire approximately 346 acres of unencumbered land which is either located contiguous to one of the Company's existing properties or on major thoroughfares.

Since completing its initial public offering in June 1995, Reckson has acquired, contracted to acquire or developed approximately 16.3 million square feet of office and industrial real estate assets for approximately $2.1 billion and has generated a total return to its initial Class A Common shareholders of approximately 192% for the period June 2, 1995 through September 30, 2000. Reckson's management currently owns approximately 9% of the equity of the Company.

Reckson is a fully integrated real estate company, having in-house expertise in leasing, design and development, construction, property and asset management, architectural services and financial controls, reporting and planning.

INVESTOR INFORMATION

RECKSON ASSOCIATES

225 Broadhollow Road
Melville, New York 11747
(631) 694-6900 (Phone)
(631) 622-6790 (Facsimile)

Donald Rechler                      Co-Chief Executive Officer
                                    Chairman of the Board
Scott Rechler                       Co-Chief Executive Officer
                                    President
Michael Maturo                      Executive Vice President
                                    Chief Financial Officer

RESEARCH COVERAGE


CIBC World Markets                   Anthony Paolone                    212/667-8116

Credit Suisse First Boston           Lawrence Raiman                    212/538-2380
Goldman Sachs                        David Kostin                       212/902-6781

Greenstreet Advisors                 John Lutzius                       949/640-8780

Legg Mason                           David Fick/Ken Weinberg            410/454-5081

Lehman Brothers                      David Shulman/Stuart Axelrod       212/526-3413
McDonald & Company                   Anatole Pevnev                     216/443-2300
Merrill Lynch                        Eric Hemel/Steve Sakwa             212/449-0335

Prudential Securities                Louis Taylor                       212/778-4424
Salomon Smith Barney                 Jonathan Litt/Gary Boston          212/816-0231


TIMING

Quarterly results will be announced according to the following anticipated schedule:

First Quarter                               Early May
Second Quarter                              Early August
Third Quarter                               Early November
Fourth Quarter and Year-End                 Late February

STOCK DATA

Reckson Associates' class A common stock is traded primarily on the New York Stock Exchange under the symbol: RA. The following summarizes recent activity of Reckson's class A common stock:


------------------------------------------------------------------------------------------------------------------------
                                                                             2nd          3rd         Oct. 1, 2000 to
                                                                          Quarter         Quarter      Oct 30, 2000
                                                                            2000          2000
------------------------------------------------------------------------------------------------------------------------
High Price*                                                               $ 24.06          $26.81           $ 24.88
------------------------------------------------------------------------------------------------------------------------
Low Price*                                                                $ 18.75          $23.63           $ 22.38
------------------------------------------------------------------------------------------------------------------------
Closing Price*                                                            $ 23.77          $25.50           $ 22.38
------------------------------------------------------------------------------------------------------------------------
Average daily tradiing volume*                                            196,768         183,787           265,000
------------------------------------------------------------------------------------------------------------------------
Indicated dividend per share**                                             $1.544          $1.544            $1.544
------------------------------------------------------------------------------------------------------------------------
Closing dividend yield                                                       6.50%           6.05%             6.90%
------------------------------------------------------------------------------------------------------------------------
Closing shares and units outstanding (thousands)                           52,741          52,986            53,021
------------------------------------------------------------------------------------------------------------------------
Closing market value of shares and units outstanding  (thousands)      $1,253,700      $1,351,100        $1,186,700
------------------------------------------------------------------------------------------------------------------------

*   New York Stock Exchange trades only
**  On an annual basis

                         COMPARATIVE MARKET PERFORMANCE

               MONTHLY INDEXED CLASS A COMMON STOCK PRICE HISTORY






 OFFICE INDUSTRIAL
    COMPOSITE:

 SPIEKER PROPERTIES
   SL GREEN REALTY
    ARDEN REALTY
PRENTISS PROPERTIES              [GRAPHIC OMITTED]
    KILROY REALTY
      HIGHWOODS
  LIBERTY PROPERTY
      MACK CALI
    EQUITY OFFICE
     CARRAMERICA


                            Daily from 10/27/1999 to 10/27/2000

                            Reckson Associates       Office Industrial Composite
                            Wilshire REIT Index      S&P 500

Source: Muller

STOCK DATA CONTINUED...

Reckson Associates' class B common stock is traded primarily on the New York Stock Exchange under the symbol: RA.B. The following summarizes recent activity of Reckson's class B common stock:



------------------------------------------------------------------------------------------------------------------------
                                                                               2nd          3rd         Oct. 1, 2000 to
                                                                            Quarter         Quarter      Oct 30, 2000
                                                                              2000          2000
------------------------------------------------------------------------------------------------------------------------
High Price*                                                               $ 25.44          $27.56           $ 25.94
------------------------------------------------------------------------------------------------------------------------
Low Price*                                                                $ 19.94          $24.63           $ 22.88
------------------------------------------------------------------------------------------------------------------------
Closing Price*                                                            $ 25.44          $26.75           $ 22.88
------------------------------------------------------------------------------------------------------------------------
Average daily tradiing volume*                                             46,921          49,998            71,405
------------------------------------------------------------------------------------------------------------------------
Indicated dividend per share**                                              $2.40           $2.40            $ 2.40
------------------------------------------------------------------------------------------------------------------------
Closing dividend yield                                                       9.43            8.97%            10.49%
------------------------------------------------------------------------------------------------------------------------
Closing shares outstanding (thousands)                                     10,284          10,284            10,284
------------------------------------------------------------------------------------------------------------------------
Closing market value of shares outstanding (thousands)                  $ 261,600       $ 275,100         $ 235,300
------------------------------------------------------------------------------------------------------------------------


*        New York Stock Exchange trades only
**       On an annual basis

Reckson Associates' series A preferred stock is traded primarily on the New York Stock Exchange under the symbol: RA.A (pfd). The following summarizes recent activity of Reckson's series A preferred stock:


------------------------------------------------------------------------------------------------------------------------
                                                                             2nd          3rd         Oct. 1, 2000 to
                                                                          Quarter        Quarter       Oct 30, 2000
                                                                            2000          2000
------------------------------------------------------------------------------------------------------------------------
High Price*                                                               $ 22.25          $24.31           $ 23.00
------------------------------------------------------------------------------------------------------------------------
Low Price*                                                                $ 18.88          $21.88           $ 20.75
------------------------------------------------------------------------------------------------------------------------
Closing Price*                                                            $ 22.19          $23.38           $ 21.13
------------------------------------------------------------------------------------------------------------------------
Average daily tradiing volume*                                             62,765          23,270            83,510
------------------------------------------------------------------------------------------------------------------------
Indicated dividend per share**                                            $1.9064         $1.9064          $ 1.9064
------------------------------------------------------------------------------------------------------------------------
Closing dividend yield                                                       8.59%           8.15%            9.02%
------------------------------------------------------------------------------------------------------------------------
Closing shares outstanding (thousands)                                      9,192           9,192            9,192
------------------------------------------------------------------------------------------------------------------------
Closing market value of shares outstanding  (thousands)                $  204,000      $  214,900       $  194,200
------------------------------------------------------------------------------------------------------------------------

*        New York Stock Exchange trades only
**       On an annual basis

     RECKSON ASSOCIATES REALTY CORP.
     SUMMARY STATEMENT OF OPERATING DATA
     SEPTEMBER 30, 2000
     ( IN THOUSANDS )

                                                    THREE MONTHS ENDED                NINE MONTHS ENDED
                                                       SEPTEMBER 30,                    SEPTEMBER 30,
                                                 -------------------------       ---------------------------
                                                    2000            1999            2000             1999
                                                 ----------      ---------       ----------      -----------

     REVENUES:
     Base rents                                   $100,854        $95,474         $291,353         $234,759
     Tenant escalation and reimbursements           14,900         15,395           40,730           32,524
                                                  --------        -------         --------         --------
                                                   115,754        110,869          332,083          267,283
                                                  --------        -------         --------         --------
     OPERATING EXPENSES:
     Operating expenses                             24,751         24,268           67,051           52,602
     Real estate taxes                              16,504         16,411           48,727           38,523
                                                  --------        -------         --------         --------
       Total operating expenses                     41,255         40,679          115,778           91,125
                                                  --------        -------         --------         --------

     NET OPERATING INCOME                           74,499         70,190          216,305          176,158
     GROSS MARGIN %                                 64.36%         63.31%           65.14%           65.91%

     OTHER INCOME:
     Equity in earnings of service
       companies and real estate joint
       ventures                                        706            483            3,893            1,372
     Interest income on mortgage
       notes and notes receivable                    1,901            520            6,377            5,627
     Gain on sales of real estate                   15,206         10,052           21,868           10,052
     Other                                           6,735          3,421           19,194            8,359
                                                  --------        -------         --------         --------
                                                    24,548         14,476           51,332           25,410
                                                  --------        -------         --------         --------
     OTHER EXPENSES:
     Interest expense                               24,651         20,774           72,667           53,620
     Marketing, general and administrative           6,930          6,804           20,151           16,241
     Depreciation and amortization                  24,083         21,868           67,520           56,086
                                                  --------        -------         --------         --------
                                                    55,664         49,446          160,338          125,947
                                                  --------        -------         --------         --------

     Distributions to preferred unitholders            660            660            1,981            1,981
     Minority partners' interests
       in consolidated partnerships                  1,874          2,150            5,773            4,933
     Limited partners' minority
       interest in the operating partnership         4,050          3,014            9,411            7,082
                                                  --------        -------         --------         --------
                                                    6,584          5,824           17,165           13,996
                                                  --------        -------         --------         --------

     INCOME BEFORE DIVIDENDS TO PREFERRED
       SHAREHOLDERS AND EXTRAORDINARY LOSS          36,799         29,396           90,134           61,625

     Dividends to preferred shareholders             5,425          7,325           19,946           17,035
     Extraordinary loss on
      extinguishment or debt                         1,396            555            1,396              555
                                                  --------        -------         --------         --------
     NET INCOME AVAILABLE TO
       COMMON SHAREHOLDERS                         $29,978        $21,516          $68,792          $44,035
                                                  ========        =======         ========         ========

    RECKSON ASSOCIATES REALTY CORP.
    SEPTEMBER 30, 2000
    ( IN THOUSANDS EXCEPT PER SHARE DATA )

    SELECTED FINANCIAL INFORMATION:          THREE MONTHS ENDED                  NINE MONTHS ENDED
                                                SEPTEMBER 30,                       SEPTEMBER 30,
                                          ------------------------           -------------------------------
                                             2000            1999              2000               1999
                                          ---------       ---------          ----------         ------------
    OPERATING DATA:

    Revenues:
      Operating revenues                   $125,096        $115,293           $361,547           $282,641
      Gain on sales of real estate           15,206          10,052             21,868             10,052
                                           --------        --------           --------           --------

    Total revenues:                        $140,302        $125,345           $383,415           $292,693
                                           ========        ========           ========           ========

    Income before extraordinary loss,
     limited partners' minority interest
     in the operating partnership,
     distributions to preferred
     unitholders and dividends
     to preferred stockholders              $41,509         $33,070           $101,526            $70,688

    Less:

      Extraordinary loss on
        extinguishment of debt                1,396             555              1,396                555

      Limited partners' minority
        interest in the operating
        partnership                           4,050           3,014              9,411              7,082

      Distributions to
        preferred unitholders                   660             660              1,981              1,981

      Dividends to preferred
        shareholders                          5,425           7,325             19,946             17,035
                                           --------        --------           --------           --------
    Net Income available to
      common shareholders                   $29,978         $21,516            $68,792            $44,035
                                           ========        ========           ========           ========

    Funds From Operations:
      Basic                                 $43,477         $35,888           $122,924            $94,928
                                           ========        ========           ========           ========
      Diluted                               $51,156         $45,467           $149,632           $116,211
                                           ========        ========           ========           ========

    Cash Available for Distribution:
      Basic                                 $26,010         $31,351            $85,178            $82,343
                                           ========        ========           ========           ========
      Diluted                               $26,010         $40,930            $90,775           $103,626
                                           ========        ========           ========           ========

    Interest expense                        $24,651         $20,774            $72,667            $53,620
                                           ========        ========           ========           ========
    Capitalized interest expense             $3,274          $2,881             $8,447             $7,281
                                           ========        ========           ========           ========

    Non-incremental
      capitalized improvements               $1,075            $833             $3,773             $2,312
                                           ========        ========           ========           ========

    Non-incremental
      capitalized tenant
      improvements and leasing
      commissions                            $4,239          $1,618             $8,982             $3,673
                                           ========        ========           ========           ========

    Marketing, general and
      administrative expenses                $6,930          $6,804            $20,151            $16,241
                                           ========        ========           ========           ========

    BALANCE SHEET DATA:
                                                                      SEPTEMBER 30, 2000 SEPTEMBER 30, 1999
                                                                      ------------------ ------------------
    Commercial real estate investments before depreciation                  $2,434,633         $2,169,594
                                                                            ==========         ==========

    Investment in mortgage notes and notes receivable                         $352,809           $349,690
                                                                            ==========         ==========

    Investment in real estate joint ventures                                   $40,236            $27,774
                                                                            ==========         ==========

    Total assets                                                            $2,944,120         $2,685,864
                                                                            ==========         ==========

    Total debt                                                              $1,342,786         $1,238,621
                                                                            ==========         ==========

    Total debt (Including joint venture debt and net of
      minority partners' interests)                                         $1,328,629         $1,224,405
                                                                            ==========         ==========

    Book equity (Total Assets less Total Debt)                              $1,601,334         $1,447,243
                                                                            ==========         ==========

    MARKET CAPITALIZATION DATA:

    Common shares and units                                                 $1,626,224         $1,239,217
                                                                            ==========         ==========

    Preferred shares, units and interest                                      $407,318           $507,318
                                                                            ==========         ==========

    Total market capitalization                                             $3,362,171         $2,970,940
                                                                            ==========         ==========

RECKSON ASSOCIATES REALTY CORP.
FUNDS FROM OPERATIONS
SEPTEMBER 30, 2000
(IN THOUSANDS EXCEPT PER   SHARE/UNIT DATA)


                                            THREE MONTHS ENDED              NINE MONTHS ENDED
                                               SEPTEMBER 30,                  SEPTEMBER 30,
                                            -------------------            --------------------
                                            2000           1999            2000            1999
                                            ----           ----            ----            ----

NET INCOME AVAILABLE TO
COMMON SHAREHOLDERS                        $29,978        $21,516          $68,792       $44,035

Add back:

Real estate depreciation and amortization   23,632         21,312           66,184        54,406
Minority partners' interests
  in consolidated partnerships               1,874          2,150            5,773         4,933
Limited partners' minority                   4,050          3,014            9,411         7,082
  interest in the  operating partnership
Extraordinary loss on
  extinguishment of debt                     1,396            555            1,396           555

Less :

Gain on sales of real estate                15,206         10,052           21,868        10,052
Amounts distributable to
  minority partners in
  consolidated partnerships                  2,247          2,607            6,764         6,031
                                            ------         ------           ------        ------

BASIC FUNDS FROM OPERATIONS ("FFO")         43,477         35,888          122,924        94,928

Add:
Dividends and distributions
  on dilutive shares and units               7,679          9,579           26,708        21,283
                                             -----          -----           ------        ------

DILUTED FFO                                $51,156        $45,467         $149,632      $116,211
                                           =======        =======         ========      ========


BASIC FFO CALCULATIONS:

Weighted average common                     55,462         51,824           52,595          45,724
  shares outstanding
Weighted average units of
  limited partnership interest
  outstanding                                7,695          7,702            7,697           7,706
                                             -----          -----            -----           -----

Basic weighted average common
  shares and units outstanding              63,157         59,526           60,292          53,430
                                            ======         ======           ======          ======

Basic FFO per weighted
  average common share or unit               $0.69          $0.60            $2.04           $1.78
                                             -----          -----            -----           -----


Basic weighted average dividends
  or distributions per share or
  unit                                       $0.42          $0.41            $1.25           $1.14
                                             =====          =====            =====           =====

Basic FFO payout ratio                       61.2%          67.6%            61.2%           64.3%
                                             ====           ====             ====            ====


DILUTED FFO CALCULATIONS:


Basic weighted average common
  shares and units outstanding              63,157         59,526           60,292          53,430
Adjustments for dilutive FFO
  weighted average shares and units
  outstanding:
Add:
Weighted average common
  stock equivalents                            588            430              424             417
Weighted average shares of
  Series A Preferred Stock                   8,060          8,060            8,060           8,060
Weighted average shares of
  Series B Preferred Stock                   1,919          5,758            4,315           2,552
Weighted average shares of
  minority partners preferred
  interest                                   3,454          3,454            3,454           1,645
Weighted average units of
  preferred limited partnership interest     1,367          1,367            1,367           1,367
                                             -----          -----            -----           -----

Dilutive FFO weighted
  average shares and units
  outstanding                               78,545         78,595           77,912          67,471
                                            ======         ======           ======          ======

Diluted FFO per weighted
  average share or unit                      $0.65          $0.58            $1.92           $1.72
                                             =====          =====            =====           =====

Diluted weighted average
  dividends or distributions per
  share or unit                              $0.41          $0.40            $1.22           $1.13
                                             =====          =====            =====           =====

Diluted FFO payout ratio                     63.7%          68.9%            63.7%           65.5%
                                             ====           ====             ====            =====


RECKSON ASSOCIATES REALTY CORP.
CASH AVAILABLE FOR  DISTRIBUTION
SEPTEMBER 30, 2000
(IN THOUSANDS EXCEPT PER SHARE/UNIT DATA)


                                            THREE MONTHS ENDED             NINE MONTHS ENDED
                                              SEPTEMBER 30,                   SEPTEMBER 30,
                                           -------------------            --------------------
                                           2000           1999            2000            1999
                                           ----           ----            ----            ----

BASIC FUNDS FROM OPERATIONS              $43,477        $35,888         $122,924         $94,928

Less :

straight line rents (Note a)              12,153          2,086           24,991           6,600
Non-incremental capitalized
  tenant improvements and leasing
  commissions                              4,239          1,618            8,982           3,673
Non-incremental capitalized improvements   1,075            833            3,773           2,312
                                           -----            ---            -----           -----

Basic Cash Available for
  Distribution ("CAD")                    26,010         31,351           85,178          82,343
                                          ======         ======           ======          ======

Add:
Dividends and distributions
  on dilutive shares and units                --          9,579            5,597          21,283

Diluted CAD                              $26,010        $40,930          $90,775        $103,626


BASIC CAD CALCULATIONS:

Weighted average common
  shares outstanding                      55,462         51,824           52,595          45,724
Weighted average units of
  limited partnership interest
  outstanding                              7,695          7,702            7,697           7,706
                                           -----          -----            -----           -----

Basic weighted average common
  shares and units outstanding            63,157         59,526           60,292          53,430
                                          ======         ======           ======          ======

Basic CAD per weighted
  average common share or unit             $0.41          $0.53            $1.41           $1.54
                                           =====          =====            =====           =====

Basic weighted average dividends
  or distributions per share or
  unit                                     $0.42          $0.41            $1.25           $1.14
                                           =====          =====            =====           =====

Basic CAD payout ratio                     102.4%          77.4%            88.3%           74.1%
                                          =====           ====             ====             ====


DILUTED CAD CALCULATIONS:


Basic weighted average common
    shares and units outstanding          63,157         59,526           60,292         53,430
Adjustments for dilutive CAD
    weighted average shares and units
      outstanding:
Add:
  Weighted average common
   stock equivalents                         588            430              424            417
  Weighted average shares of
   Series A Preferred Stock                   --          8,060               --          8,060
  Weighted average shares of
   Series B Preferred Stock                   --          5,758               --          2,552
  Weighted average shares of
   minority partners preferred
    interest                                  --          3,454            3,454          1,645
Weighted average units of
   units of Preferred Limited
     partnership interest                     --          1,367              598          1,367

Dilutive CAD weighted
    average shares and units
    outstanding                           63,745         78,595           64,768          67,471
                                          ======         ======           ======          ======

Diluted CAD per weighted
  average share or unit                    $0.41          $0.52            $1.40           $1.54
                                           =====          =====            =====           =====

Diluted weighted average
  dividends or distributions per
  share or unit                            $0.42          $0.40            $1.24           $1.13
                                           =====          =====            =====           =====

Diluted CAD payout ratio                  103.2%          76.6%            88.5%           73.5%
                                          =====           ====             ====            ====


--------------
Notes:

(a) Includes straight line rental income attributable to the property located at 919 Third Avenue, New York, N.Y of $8.175, $834, $13.560 and $995
     respectively.

                        RECKSON ASSOCIATES REALTY CORP.
                           CONSOLIDATED BALANCE SHEETS                     DRAFT
                (DOLLARS IN THOUSANDS, EXCEPT FOR SHARE AMOUNTS)

                                                                                          SEPTEMBER 30,         DECEMBER 31,
                                                                                              2000                  1999
                                                                                       -----------------      ---------------
                                                                                           (Unaudited)
ASSETS:
Commercial real estate properties, at cost:
    Land........................................................................        $       290,873        $     276,204
    Building and improvements...................................................              1,986,104            1,802,611
Developments in progress:
    Land........................................................................                 61,022               60,894
    Development costs...........................................................                 96,634               68,690
Furniture, fixtures and equipment...............................................                  7,109                6,473
                                                                                        ---------------        -------------
                                                                                              2,441,742            2,214,872
Less accumulated depreciation...................................................              (266,788)            (218,385)
                                                                                        ---------------        -------------
                                                                                              2,174,954            1,996,487
Investment in real estate joint ventures........................................                 40,236               31,531
Investment in mortgage notes and notes receivable...............................                352,809              352,466
Cash and cash equivalents.......................................................                 32,954               21,368
Tenants receivables.............................................................                  4,679                5,117
Investments in and advances to affiliates.......................................                169,021              178,695
Deferred rents receivable.......................................................                 53,910               32,132
Prepaid expenses and other assets...............................................                 57,530               66,977
Contract and land deposits and pre-acquisition costs............................                  7,794                9,585
Deferred leasing and loan costs.................................................                 50,233               39,520
                                                                                        ---------------        -------------
TOTAL ASSETS....................................................................        $     2,944,120        $   2,733,878
                                                                                        ===============        =============

LIABILITIES:
Mortgage notes payable..........................................................        $       530,819        $     459,174
Unsecured credit facility.......................................................                362,600              297,600
Unsecured term loan.............................................................                     --               75,000
Senior unsecured notes..........................................................                449,367              449,313
Accrued expenses and other liabilities..........................................                 85,433               82,079
Dividends and distributions payable.............................................                 28,498               27,166
                                                                                        ---------------        -------------
TOTAL LIABILITIES...............................................................              1,456,717            1,390,332
                                                                                        ---------------        -------------
Commitments and other comments..................................................                     --                   --

Minority partners' interests in consolidated partnerships.......................                228,742               93,086
Preferred unit interest in the operating partnership............................                 42,518               42,518
Limited partners' minority interest in the operating partnership................                 98,079               90,986
                                                                                        ---------------        -------------
                                                                                                369,339              226,590
                                                                                        ---------------        -------------
STOCKHOLDERS' EQUITY:
Preferred Stock, $.01 par value, 25,000,000 shares authorized
    Series A  preferred stock, 9,192,000 shares issued and outstanding..........                     92                   92
    Series B preferred stock, 2,000,000 and 6,000,000 shares issued and
      outstanding, respectively.................................................                     20                   60

Common Stock, $01 par value, 100,000,000 shares authorized
    Class A Common Stock, 45,290,722 and 40,375,506 shares issued and
      outstanding, respectively.................................................                    453                  401
    Class B Common Stock, 10,283,513 and 10,283,763 shares issued and
      outstanding,respectively..................................................                    103                  103
Additional paid in capital......................................................              1,117,396            1,116,300
                                                                                        ---------------        -------------
Total Stockholders' Equity......................................................              1,118,064            1,116,956
                                                                                        ---------------        -------------
TOTAL LIABILITIES AND STOCKHOLDERS' EQUITY......................................        $     2,944,120        $   2,733,878
                                                                                        ===============        =============

    RECKSON ASSOCIATES REALTY CORP.
     SEPTEMBER 30, 2000


     RATIOS COMPUTED FOR INDUSTRY COMPARISONS:       THREE MONTHS ENDED             NINE MONTHS ENDED
                                                       SEPTEMBER 30,                  SEPTEMBER 30,
                                                   ----------------------         ---------------------
                                                    2000            1999           2000           1999
                                                   ------          ------         ------         ------
     Debt Service Coverage Ratio                      3.06           3.21           3.05           3.23
       ( Basic Funds from Operations + Interest    =======         ======         ======         ======
         expense + preferred  dividends and
         distributions / Interest expense +
         Principal )


     Fixed Charge Coverage Ratio                      2.45           2.30           2.33           2.37
       ( Basic Funds from Operations +             =======         ======         ======         ======
         Interest expense + preferred
         dividends and distributions / Interest
         expense + preferred dividends and
         distributions + Principal )

     Total Debt to Market Capitalization ratio
      as a percent                                   39.5%          41.2%          39.5%          41.2%
                                                   =======         ======         ======         ======

     Marketing, general and administrative
       expenses to total revenues as a percent       4.94%          5.43%          5.26%          5.55%
                                                   =======         ======         ======         ======

     Non - Incremental Capital Expenditures
       to Net Operating Income as a percent          7.13%          3.49%          5.90%          3.40%
                                                   =======         ======         ======         ======

     Fully diluted FFO Payout Ratio - (note 1)      63.70%         68.90%         63.70%         65.50%
       ( Dividends to fully diluted FFO as a       =======         ======         ======         ======
         percent )

     Fully diluted CAD Payout Ratio - (note 2)     103.20%         76.60%         88.50%         73.50%
     ( Dividends to fully diluted CAD as a         =======         ======         ======         ======
        percent )

  Note:   (1)   Based on weighted average per share / unit dividends and
                distributions of $.4146, $.3988, $1.2239 and $1.1288,
                respectively.

          (2) Based on weighted average per share / unit dividends and distributions of $.4212, $.3988, $1.2402 and $1.1288, respectively

                             CORE OPERATING RESULTS
                             ----------------------

RECKSON ASSOCIATES REALTY CORP.
SEPTEMBER 30, 2000 OCCUPANCY ANALYSIS

                                                                                                  SEPTEMBER 30, 2000
                                                           JUNE 30, 2000                     (EXCLUDING DEVELOPMENT & ACQUISITIONS)
                                   NUMBER OF      RENTABLE       PERCENT OF    PERCENT    NUMBER OF      RENTABLE     PERCENT OF
PROPERTY                           BUILDINGS    SQUARE FEET    PROPERTY TYPE    LEASED    BUILDINGS     SQUARE FEET   PROPERTY TYPE
--------                           ---------    -----------    -------------    ------    ---------     -----------   -------------

OFFICE PROPERTIES

LONG ISLAND OFFICE PROPERTIES

Huntington Melville
       Corporate Center
       Melville, NY . . . . . .        6          777,279          5.7%           98.8%      6          777,279          5.6%

Nassau West Corporate
       Corporate Center (1)
       Mitchell Field, NY . . .        6        1,518,154         11.1%           98.5%      6        1,527,263         10.9%

North Shore Atrium
       Syosset, NY . . . . . . .       2          310,064          2.3%           89.5%      2          310,064          2.2%

Stand-alone Long Island
       Office Properties (2).         10        1,142,528         8.4%           96.1%     11         1,307,528          9.4%
                                       --       ---------         ----                     --         ---------         ----

       SUBTOTAL - LONG ISLAND
       OFFICE                          24       3,748,025        27.4%           96.4%     25         3,922,134         28.0%

WESTCHESTER OFFICE PROPERTIES

Tarrytown Corporate Center
       Tarrytown, NY . . . . . .       6          875,726          6.4%           92.6%      6          875,726          6.3%

Reckson Executive Park
       Rye Brook, NY . . . . . .       6          541,884          4.0%           99.8%      6          541,884          3.9%

Summit at Valhalla
       Valhalla, NY . . . . . .        3          699,045          5.1%           92.4%      3          699,045          5.0%

Mt. Pleasant Corporate Center
       Valhalla, NY . . . . . .        2          162,004          1.2%           98.1%      2          162,004          1.2%

Stand-alone Westchester (3)
       Office Properties . . .         7         1,012,714         7.4%           94.9%      7        1,012,714          7.2%
                                       -         ---------         ----                      -        ---------          ----

       SUBTOTAL - WESTCHESTER
       OFFICE                          24        3,291,373        24.1%           94.7%     24        3,291,373          23.5%

CONNECTICUT OFFICE PROPERTIES

Landmark Square
       Stamford, CT . . . . . .        6           798,321         5.8%           91.4%         6        798,321          5.7%

Stamford Towers
       Stamford, CT . . . . . .        2           324,867         2.4%           99.5%         2        324,867          2.3%
                                       -           -------         ----                         -        -------          ----

       SUBTOTAL - CONNECTICUT
       OFFICE                          8         1,123,188         8.2%           93.7%         8      1,123,188          8.0%


                                                SEPTEMBER 30, 2000 (INCLUDING DEVELOPMENT & ACQUISITIONS)
                                     PERCENT         NUMBER OF            RENTABLE          PERCENT OF        PERCENT
  PROPERTY                           LEASED          BUILDINGS          SQUARE FEET         PROPERTY TYPE     LEASED
  --------                           ------          ---------          -----------         -------------     ------

OFFICE PROPERTIES

LONG ISLAND OFFICE PROPERTIES
Huntington Melville
       Corporate Center
       Melville, NY . . . . . .      98.7%          6                777,279                   5.5%          98.7%

Nassau West Corporate
       Corporate Center (1)
       Mitchell Field, NY . . .      97.6%          6              1,527,263                  10.8%          97.6%

North Shore Atrium
       Syosset, NY . . . . . .       96.6%          2                310,064                   2.2%          96.6%

Stand-alone Long Island
       Office Properties (2). .      95.6%         12              1,487,867                  10.5%          95.6%


       SUBTOTAL - LONG ISLAND
       OFFICE                        97.8%         26              4,102,473                  29.0%          97.9%

WESTCHESTER OFFICE PROPERTIES

Tarrytown Corporate Center
       Tarrytown, NY . . . . . .     93.5%          6                875,726                   6.2%          93.5%
       . . . . .

Reckson Executive Park
       Rye Brook, NY . . . . . .     99.0%          6                541,884                   3.8%          99.0%


Summit at Valhalla
       Valhalla, NY . . . . . .      94.2%          3                699,045                   4.9%          94.2%


Mt. Pleasant Corporate Center
       Valhalla, NY . . . . . .      98.1%          2                162,004                   1.1%          98.1%


Stand-alone Westchester (3)
       Office Properties . . . .     97.9%          7              1,012,714                   7.2%          97.9%
                                     ----           -              ---------                   ---           ----

      SUBTOTAL - WESTCHESTER
       OFFICE                        95.9%         24              3,291,373                  23.2%          95.9%

CONNECTICUT OFFICE PROPERTIES

Landmark Square
       Stamford, CT . . . . . .      94.0%          6                798,321                   5.6%            94%


Stamford Towers
       Stamford, CT . . . . . .       98.8%          2               324,867                   2.3%          98.8%



       SUBTOTAL - CONNECTICUT         95.4%          8             1,123,188                   7.9%          95.4%
       OFFICE

(1)  Does not include 27,013 square feet leased to the health club at Omni.

(2) During the quarter ended September 30, 2000 a former 165,000 sf industrial building completed its repositioning into a Class A office building. This building is currently vacant.

(3) Rentable square feet includes a 382,000 square foot building under redevelopment which is currently 82% leased; percent leased excludes this property.

NEW JERSEY OFFICE PROPERTIES

Executive Hill Office Park
        West Orange, NJ . . . . . . . .    4            391,382          2.9%       98.3%     4            391,382        2.8%

University Square
        Princeton, NJ . . . . . . . . .    3            131,105          1.0%       90.6%     3            131,105        0.9%

Short Hills Office Center
        Short Hills, NJ . . . . . . . .    3            557,036          4.1%      100.0%     3            557,036        4.0%

Stand-alone New Jersey
        Office Properties (1). . . . .     7            924,175          6.8%       94.6%     8          1,058,059        7.6%
                                           -            -------         ----                  -          ---------       ----

        SUBTOTAL - NEW JERSEY OFFICE      17          2,003,698         14.7%       96.6%    18          2,137,582       15.3%

NEW YORK CITY OFFICE PROPERTIES

120 W. 45th Street . . . . . . . . .       1            443,109          3.2%      100.0%     1            443,109        3.2%

100 Wall Street . . . . . . . . . .        1            458,626          3.4%       91.7%     1            458,626        3.3%

810 Seventh Avenue . . . . .               1            692,060          5.1%       99.6%     1            692,060        4.9%

919 Third Avenue . . . . . . .             1          1,374,966         10.1%       94.5%     1          1,374,966        9.8%

1350 Ave. of the Americas . . . .          1            540,000          3.9%       94.4%     1            540,000        3.9%
                                           -            -------                                            -------

        SUBTOTAL - NEW YORK CITY OFFICE    5          3,508,761         25.7%       95.8%     5          3,508,761       25.1%

Subtotal-
        Office Properties (2)             78         13,675,045        100.0%       95.7%    80         13,983,038      100.0%

As a Percent of Total                                                                                                    68.8%
        Portfolio . . . . . . . . . . .                                 66.3%


OFFICE PROPERTIES (CONTINUED)


NEW JERSEY OFFICE PROPERTIES

Executive Hill Office Park
        West Orange, NJ . . . . . . . .     100.0%     4           391,382             2.8%            100.0%

University Square
        Princeton, NJ . . . . . . . . .     100.0%     3           131,105             0.9%            100.0%

Short Hills Office Center
        Short Hills, NJ . . . . . . . .      99.7%     3           557,036             3.9%             99.7%

Stand-alone New Jersey
        Office Properties (1). . . . .       95.0%     8         1,058,059             7.5%             95.0%
                                                       -         ---------            ----

        SUBTOTAL - NEW JERSEY OFFICE         97.5%    18         2,137,582            15.1%             97.5%

NEW YORK CITY OFFICE PROPERTIES

120 W. 45th Street . . . . . . . . .        100.0%     1           443,109             3.1%            100.0%

100 Wall Street . . . . . . . . . .          99.3%     1           458,626             3.2%             99.3%

810 Seventh Avenue . . . . .                 97.3%     1           692,060             4.9%             97.3%

919 Third Avenue . . . . . . .               96.6%     1         1,374,966             9.7%             96.6%

1350 Ave. of the Americas . . . .            95.0%     1           540,000             3.8%             95.0%



                                                       -           -------

        SUBTOTAL - NEW YORK CITY OFFICE      97.3%     5         3,508,761            24.8%             97.3%

SUBTOTAL-
        OFFICE PROPERTIES (2)                96.9%    81        14,163,377           100.0%               97%

As a Percent of Total
        Portfolio . . . . . . . . . . .                                               68.1%

(1) During the quarter ended September 30, 2000 a former 130,009 sf vacant industrial building completed its repositioning into a Class A office building. This building is currently 100% occupied.

(2) Percent leased excludes properties under development.

RECKSON ASSOCIATES REALTY CORP.
SEPTEMBER 30, 2000 OCCUPANCY ANALYSIS

                                             JUNE 30, 2000
                                                          PERCENT
                                    NUMBER   RENTABLE       OF
                                      OF      SQUARE     PROPERTY  PERCENT
PROPERTY                           BUILDINGS    FEET        TYPE     LEASED
INDUSTRIAL PROPERTIES

LONG ISLAND INDUSTRIAL PROPERTIES

Vanderbilt Industrial
      Park (1)
      Hauppauge, NY . . . . .         47     2,379,895     28.8%       97.6%

Airport International
      Plaza
      Bohemia, NY . . . . . .         20     1,082,510     13.1%       97.5%

County Line Industrial
      Center
      Melville, NY . . . . . .         4       342,174      4.1%      100.0%

Other Submarkets

      Farmingdale . . . . . .          3       520,615      6.3%       98.9%

      Melville (2) . . . . . .         5       411,169      5.0%      100.0%

      Islip/Islandia . . . . .         6       212,400      2.6%      100.0%

      Hauppauge . . . . . . .          2       195,942      2.4%       97.4%

      Other . . . . . . . . .          8       708,740      8.6%      100.0%
                                       -       -------      ----      ------

      SUBTOTAL - LONG ISLAND
      INDUSTRIAL                       95    5,853,445     84.5%       98.2%

Stand-alone Westchester (3)
      Industrial Properties .           3      163,000      2.4%      100.0%

Stand-alone Connecticut
      Industrial Properties .           1      452,414      6.5%      100.0%

Stand-alone New Jersey (4)
      Industrial Properties .           6      452,254      6.5%       82.4%

SUBTOTAL-
      INDUSTRIAL PROPERTIES (5)       105    6,921,113    100.0%       97.6%
                                      ---   ----------    ------      ------

As a Percent of Total
      Portfolio . . . . . . .                              33.6%


RETAIL PROPERTIES                      2        20,000    100.0%      100.0%
                                      ---   ----------    ------      ------

As a Percent of Total
      Portfolio . . . . . . .                               0.1%


TOTAL - ALL PROPERTIES (5)            185   20,616,158    100.0%       96.3%
                                      ---   ----------    ------      ------


                                                    SEPTEMBER 30, 2000 (INCLUDING DEVELOPMENT & ACQUISITIONS)

                                     NUMBER OF     RENTABLE    PERCENT OF   NUMBER OF RENTABLE      PERCENT OF  PERCENT
PROPERTY                             BUILDINGS    SQUARE FEET PROPERTY TYPE BUILDINGS SQUARE FEET PROPERTY TYPE LEASED

INDUSTRIAL PROPERTIES

LONG ISLAND INDUSTRIAL PROPERTIES

Vanderbilt Industrial
      Park (1)
      Hauppauge, NY . . . . .       47     2,379,895     41.8%    98.6%         47    2,379,895    41.8%         98.6%

Airport International
      Plaza
      Bohemia, NY . . . . . .       20     1,082,510     19.0%    98.2%         20    1,082,510    19.0%         98.2%

County Line Industrial
      Center
      Melville, NY . . . . . .       4       342,174      6.0%   100.0%          4      342,174     6.0%        100.0%

Other Submarkets

      Farmingdale . . . . . .        3       520,615      9.2%    98.9%          3      520,615     9.2%         98.9%

      Melville (2) . . . . . .       4       246,169      4.3%   100.0%          4      246,169     4.3%        100.0%

      Islip/Islandia . . . . .       6       212,400      3.7%   100.0%          6      212,400     3.7%        100.0%

      Hauppauge . . . . . . .        2       195,942      3.4%    97.4%          2      195,942     3.4%         97.4%

      Other . . . . . . . . .        8       708,740     12.5%   100.0%          8      708,740    12.5%        100.0%
                                     -       -------             ------          -      -------                 ------

      SUBTOTAL - LONG ISLAND
      INDUSTRIAL                    94     5,688,445     85.8%    98.7%         94    5,688,445    85.8%         98.7%

Stand-alone Westchester (3)
      Industrial Properties .        3       163,000      2.5%   100.0%          3      163,000     2.5%        100.0%

Stand-alone Connecticut
      Industrial Properties .        1       452,414      6.8%   100.0%          1      452,414     6.8%        100.0%

Stand-alone New Jersey (4)
      Industrial Properties .        5       324,254      4.9%    82.4%          5      324,254     4.9%         82.4%

SUBTOTAL-
      INDUSTRIAL PROPERTIES (5)    103     6,628,113    100.0%    98.0%         103   6,628,113     100%         98.0%
                                   ---     ---------    ------   ------         ---   ----------  ------        ------

As a Percent of Total
      Portfolio . . . . . . .                            32.1%                                     31.8%


RETAIL PROPERTIES                    2        20,000    100.0%   100.0%           2      20,000   100.0% 1       00.0%
                                   ---     ---------    ------   ------         ---   ---------  ------  -      -----

As a Percent of Total
      Portfolio . . . . . . .                             0.1%                                      0.1%


TOTAL - ALL PROPERTIES (5)        185     20,631,151    100.0%    97.3%         186  20,811,490   100.0%         97.3%
                                  ---     ----------    ------   ------         ---  ----------  ------         ------

(1)  Rentable   square  feet  includes  a  56,875  square  foot  building  under redevelopment; percent leased excludes this property.

(2) During the quarter ended September 30, 2000 a former 165,000 sf industrial building completed its repositioning into a Class A office building. This building is currently vacant.

(3)  Rentable   square  feet  includes  a  45,000  square  foot  building  under redevelopment; percent leased excludes this property.

(4) During the quarter ended September 30, 2000 a former 130,009 sf vacant industrial building completed its repositioning into a Class A office building. This building is currently 100% occupied.

(5)  Percent leased excludes properties under development.

Reckson Associates Realty Corp.



                     RECKSON PORTFOLIO HISTORICAL OCCUPANCY



                               [GRAPHICS OMITTED]




 Note: Percent leased excludes properties under development


                                 PERCENT OCCUPIED
                              -----------------------
                              OFFICE       INDUSTRIAL
                              ------       ----------

                                SEP           SEP
                                ---           ---

                    1997        91.3%         95.8%
                    1998        92.0%         96.4%
                    1999        94.5%         96.0%
                    2000        97.0%         98.0%

RECKSON ASSOCIATES REALTY CORP.
EXECUTED LEASES AND RENEWAL ANALYSIS


                                                          TOTAL PORTFOLIO

                                                     QUARTER ENDED SEPTEMBER 30, 2000
                                                    ----------------------------------
                                                                         RESEARCH &
                                     OFFICE (1)      INDUSTRIAL (2)     DEVELOPMENT (3)           TOTAL
                                    ------------    ----------------   -----------------         -------
EXECUTED LEASES (8)

TOTAL PORTFOLIO
       NUMBER OF EXECUTED LEASES             67               7                                      74
       SQUARE FOOTAGE                   608,722          85,773                                 694,495
       AVERAGE RENT                      $29.67           $9.67
       AVERAGE EFFECTIVE RENT            $26.91           $8.47

LONG ISLAND PORTFOLIO
       NUMBER OF EXECUTED LEASES             16               7                                      23
       SQUARE FOOTAGE                   245,239          85,773                                 331,012
       AVERAGE RENT                      $27.65           $9.67
       AVERAGE EFFECTIVE RENT            $24.67           $8.47

WESTCHESTER PORTFOLIO
       NUMBER OF EXECUTED LEASES             21                                                      21
       SQUARE FOOTAGE                   159,707                                                 159,707
       AVERAGE RENT                      $26.42
       AVERAGE EFFECTIVE RENT            $25.14

CONNECTICUT PORTFOLIO
       NUMBER OF EXECUTED LEASES              7                                                       7
       SQUARE FOOTAGE                    30,638                                                  30,638
       AVERAGE RENT                      $32.24
       AVERAGE EFFECTIVE RENT            $30.41

NEW JERSEY PORTFOLIO
       NUMBER OF EXECUTED LEASES             14                                                      14
       SQUARE FOOTAGE                    88,420                                                  88,420
       AVERAGE RENT                      $24.08
       AVERAGE EFFECTIVE RENT            $21.40

NEW YORK CITY PORTFOLIO
       NUMBER OF EXECUTED LEASES              9                                                       9
       SQUARE FOOTAGE                    84,718                                                  84,718
       AVERAGE RENT                      $46.54
       AVERAGE EFFECTIVE RENT            $41.20


RENEWALS

LEASES EXPIRING DURING PERIOD                32               8                      1               41

SQUARE FOOTAGE EXPIRING DURING

  PERIOD                                177,477          51,746                  9,297          238,520

SQUARE FOOTAGE RENEWED DURING

  PERIOD                                117,625          37,346                      0          154,971

RENEWAL PERCENTAGE                        66.3%           72.2%                   0.0%            65.0%

                                                            TOTAL PORTFOLIO

                                                     12 MONTHS ENDED SEPTEMBER 30, 2000
                                                    ------------------------------------
                                                                          RESEARCH &
                                      OFFICE (4)      INDUSTRIAL (5)     DEVELOPMENT (6)             TOTAL
                                    ------------    ----------------   -----------------         -------
EXECUTED LEASES (8)

TOTAL PORTFOLIO
       NUMBER OF EXECUTED LEASE              252               40                       8              300
       SQUARE FOOTAGE                  2,497,900        1,024,318                 103,452        3,625,670
       AVERAGE RENT                       $28.29            $6.94                  $12.24
       AVERAGE EFFECTIVE RENT             $25.53            $6.54                  $11.01

LONG ISLAND PORTFOLIO
       NUMBER OF EXECUTED LEASES              73               40                       8              121
       SQUARE FOOTAGE                    678,587        1,024,318                 103,452        1,806,357
       AVERAGE RENT                       $27.93            $6.94                  $12.24
       AVERAGE EFFECTIVE RENT             $25.24            $6.54                  $11.01

WESTCHESTER PORTFOLIO
       NUMBER OF EXECUTED LEASES              75                                                        75
       SQUARE FOOTAGE                    882,010                                                   882,010
       AVERAGE RENT                       $25.46
       AVERAGE EFFECTIVE RENT             $23.13

CONNECTICUT PORTFOLIO
       NUMBER OF EXECUTED LEASES              27                                                        27
       SQUARE FOOTAGE                    141,361                                                   141,361
       AVERAGE RENT                       $27.67
       AVERAGE EFFECTIVE RENT             $25.27

NEW JERSEY PORTFOLIO
       NUMBER OF EXECUTED LEASES              52                                                        52
       SQUARE FOOTAGE                    532,818                                                   532,818
       AVERAGE RENT                       $26.01
       AVERAGE EFFECTIVE RENT             $23.37

NEW YORK CITY PORTFOLIO
       NUMBER OF EXECUTED LEASES              25                                                        25
       SQUARE FOOTAGE                    263,124                                                   263,124
       AVERAGE RENT                       $43.67
       AVERAGE EFFECTIVE RENT             $38.86


RENEWALS

LEASES EXPIRING DURING PERIOD                163               44                       9              216

SQUARE FOOTAGE EXPIRING DURING

  PERIOD                               1,256,981          540,375                 193,956        1,991,312

SQUARE FOOTAGE RENEWED DURING

  PERIOD                                 803,345          369,592                 143,491        1,316,428

RENEWAL PERCENTAGE                         63.9%            68.4%                   74.0%            66.1%

(1) Included in the total square footage is 453,445 square feet of non-incremental leases that, on average, at expiration, were paying a Base Rent of $23.61 / square foot and a straightline rent of $23.02 / square foot. These leases were renewed or released at an average starting Base Rent of $25.98 and at a straightline rent of $27.99 / square foot.
(2) Included in the total square footage is 49,773 square feet of non-incremental leases that, on average, at expiration, were paying a Base Rent of $6.85 / square foot and a straightline rent of $6.78/ square foot. These leases were renewed or released at an average starting Base Rent of $7.53 and at a straightline rent of $7.97 / square foot.
(3) Included in the total square footage is 0 square feet of non-incremental leases.
(4) Included in the total square footage is 1,454,164 square feet of non-incremental leases that, on average, at expiration, were paying a Base Rent of $24.02 / square foot and a straightline rent of $23.51 / square foot. These leases were renewed or released at an average starting Base Rent of $25.89 and at a straightline rent of $27.53 / square foot.
(5) Included in the total square footage is 507,852 square feet of non-incremental leases that, on average, at expiration, were (5) paying a Base Rent of $5.75 / square foot and a straightline rent of $5.40 / square foot. These leases were renewed or released at an average starting Base Rent of $6.07 and at a straightline rent of $6.47 / square foot.
(6) Included in the total square footage is 88,511 square feet of non-incremental leases that, on average, at expiration, were paying a Base Rent of $10.02 / square foot and a straightline rent of $9.64 / square foot. These leases were renewed or released at an average starting Base Rent of $11.28 and at a straightline rent of $11.70 / square foot.
(7) Base Rent is equal to annualized base rent plus non-recoverable operating expense pass-throughs.
(8)  Includes new and renewed leases during the period.



                                                            OFFICE PORTFOLIO

                       NUMBER OF LEASES                                                                       CUMULATIVE
                           EXPIRING              SQUARE FEET EXPIRING         % SQUARE FEET EXPIRING     SQUARE FEET EXPIRING
                           --------              --------------------         ----------------------     --------------------
YEAR OF EXPIRATION     6/00       9/00          6/00             9/00            6/00         9/00         6/00         9/00
------------------     ----       ----          ----             ----            ----         ----         ----         ----
      2000                 76         44          374,304           175,296         2.9%         1.3%         2.9%         1.3%
      2001                149        144        1,012,425           977,999         7.8%         7.4%        10.7%         8.7%
      2002                145        143        1,339,929         1,173,551        10.4%         8.9%        21.1%        17.6%
      2003                139        139        1,199,306         1,182,580         9.3%         9.0%        30.3%        26.6%
      2004                149        149        1,241,640         1,236,469         9.6%         9.4%        39.9%        36.0%
      2005                161        213        1,780,234         1,973,850        13.8%        15.0%        53.7%        50.9%
      2006 and
      thereafter          270        291        5,995,040         6,473,669        46.3%        49.1%       100.0%       100.0%
                          ---        ---        ---------         ---------        ----         ----

      Total             1,089      1,123       12,942,878        13,193,414       100.0%       100.0%
                        =====      =====       ==========        ==========       =====        =====



                                                        INDUSTRIAL / R&D PORTFOLIO

                       NUMBER OF LEASES                                                                      CUMULATIVE
                           EXPIRING              SQUARE FEET EXPIRING         % SQUARE FEET EXPIRING     SQUARE FEET EXPIRING
                           --------              --------------------         ----------------------     --------------------
YEAR OF EXPIRATION     6/00       9/00          6/00             9/00            6/00         9/00         6/00         9/00
------------------     ----       ----          ----             ----            ----         ----         ----         ----
      2000                 21         12          299,055           226,654         4.8%         3.6%         4.8%         3.6%
      2001                 37         35          720,879           653,259        11.5%        10.5%        16.3%        14.1%
      2002                 29         29          358,964           358,964         5.7%         5.7%        22.1%        19.8%
      2003                 35         35        1,029,298           975,882        16.5%        15.6%        38.5%        35.5%
      2004                 44         44          763,303           763,303        12.2%        12.2%        50.8%        47.7%
      2005                 18         22          662,168           756,227        10.6%        12.1%        61.4%        59.8%
      2006 and
      thereafter           57         62        2,414,817         2,510,368        38.6%        40.2%       100.0%       100.0%
                        -----      -----       ----------        ----------       -----        -----
      Total               241        239        6,248,484         6,244,657       100.0%       100.0%
                        =====      =====       ==========        ==========       =====        =====


                                                               TOTAL PORTFOLIO
                       NUMBER OF LEASES                                                                        CUMULATIVE
                           EXPIRING              SQUARE FEET EXPIRING         % SQUARE FEET EXPIRING     SQUARE FEET EXPIRING
                           --------              --------------------         ----------------------     --------------------
YEAR OF EXPIRATION     6/00       9/00          6/00             9/00            6/00         9/00         6/00         9/00
------------------     ----       ----          ----             ----            ----         ----         ----         ----
      2000                 97         56          673,359           401,950         3.5%         2.1%         3.5%         2.1%
      2001                186        179        1,733,304         1,631,258         9.0%         8.4%        12.5%        10.5%
      2002                174        172        1,698,893         1,532,515         8.9%         7.9%        21.4%        18.3%
      2003                174        174        2,228,604         2,158,462        11.6%        11.1%        33.0%        29.4%
      2004                193        193        2,004,943         1,999,772        10.4%        10.3%        43.5%        39.7%
      2005                179        235        2,442,402         2,730,077        12.7%        14.0%        56.2%        53.8%
      2006 and
      thereafter          327        353        8,409,857         8,984,037        43.8%        46.2%       100.0%       100.0%
                        -----      -----       ----------        ----------       -----        -----
      Total             1,330      1,362       19,191,362        19,438,071       100.0%       100.0%
                        =====      =====       ==========        ==========       =====        =====

RECKSON ASSOCIATES REALTY CORP.
LEASE EXPIRATION COMPARISON
SEPTEMBER 30, 2000

                                           LONG ISLAND OFFICE (EXCLUDING OMNI)

                          NUMBER OF LEASES
                              EXPIRING              SQUARE FEET EXPIRING         % SQUARE FEET EXPIRING
                         ------------------       -----------------------       ------------------------
YEAR OF EXPIRATION        6/00       9/00           6/00              9/00          6/00         9/00
                         ------     -------      ---------         ---------      -------      -------
      2000                 21         13           57,738            37,717         1.9%         1.2%
      2001                 42         40          193,716           179,285         6.3%         5.8%
      2002                 35         33          287,016           165,462         9.3%         5.3%
      2003                 50         49          310,620           291,296        10.1%         9.4%
      2004                 45         45          275,654           275,654         9.0%         8.9%
      2005                 56         67          557,431           603,218        18.1%        19.5%
      2006 and
      thereafter           78         85        1,389,520         1,543,154        45.2%        49.8%
                          ---        ---        ---------         ---------       ------       ------
      Total/Weighted
      Average             327        332        3,071,695         3,095,786       100.0%       100.0%
                          ====       ====       =========         =========       ======       ======

                       PER SQUARE FOOT S/L     PER SQUARE FOOT RENT
                            RENT (1)                    (2)
                       ---------------------  ----------------------
YEAR OF EXPIRATION        6/00         9/00        6/00        9/00
                       ---------     -------     -------     -------
      2000               $20.43       $21.01      $22.65      $23.39
      2001               $22.44       $22.94      $24.45      $24.62
      2002               $21.86       $22.24      $24.21      $24.82
      2003               $22.17       $22.12      $25.08      $25.09
      2004               $23.04       $23.04      $25.73      $25.84
      2005               $22.87       $22.17      $25.16      $24.66
      2006 and
      thereafter             --           --          --          --

(1) Per Square Foot Rent represents annualized straightline rent as of the lease expiration date.
(2) Per Square Foot Rent represents annualized base rent as of the lease expiration date plus non-recoverable operating expense pass-throughs.

                                                     OMNI

                          NUMBER OF LEASES
                              EXPIRING              SQUARE FEET EXPIRING         % SQUARE FEET EXPIRING
                         ------------------       -----------------------       ------------------------
YEAR OF EXPIRATION        6/00       9/00          6/00             9/00            6/00         9/00
                         ------     ------        ------           ------          ------       ------
      2000                 --         --               --                --          --           --
      2001                  4          4           32,680            32,680         5.8%         5.6%
      2002                  4          4          129,351            80,060        22.8%        13.8%
      2003                  6          6           81,809            81,809        14.4%        14.1%
      2004                  4          4          112,414           112,414        19.8%        19.4%
      2005                  6          7           59,115            59,166        10.4%        10.2%
      2006 and
      thereafter            6          8          152,411           214,323        26.8%        36.9%
                           --         --          -------           -------       ------       ------
      Total /
      Weighted

      Average              30         33          567,780           580,452       100.0%       100.0%
                           ==         ==          =======           =======       ======       ======


                        PER SQUARE FOOT S/L     PER SQUARE FOOT RENT
                             RENT (1)                    (2)
                       ---------------------    ---------------------
YEAR OF EXPIRATION       6/00         9/00        6/00        9/00
                        ------       ------      ------      ------
      2000                  --           --          --          --
      2001              $27.39       $27.39      $32.92      $34.02
      2002              $30.00       $26.23      $38.62      $30.60
      2003              $29.60       $29.60      $33.87      $34.59
      2004              $26.05       $26.05      $33.44      $33.44
      2005              $27.91       $27.99      $34.38      $34.47
      2006 and
      thereafter            --           --          --          --

(1) Per Square Foot Rent represents annualized straightline rent as of the lease expiration date.
(2) Per Square Foot Rent represents annualized base rent as of the lease expiration date plus non-recoverable operating expense pass-throughs.

                                                  WESTCHESTER OFFICE

                          NUMBER OF LEASES
                              EXPIRING              SQUARE FEET EXPIRING         % SQUARE FEET EXPIRING
                         ------------------        ----------------------        ----------------------
YEAR OF EXPIRATION        6/00       9/00          6/00             9/00            6/00         9/00
                         ------     ------        ------           ------          ------
      2000                 22         12          118,125            39,684         3.9%         1.3%
      2001                 38         39          253,217           255,484         8.3%         8.2%
      2002                 48         47          459,216           459,105        15.1%        14.8%
      2003                 42         43          259,105           263,153         8.5%         8.5%
      2004                 26         26          164,609           158,602         5.4%         5.1%
      2005                 29         48          302,342           381,712         9.9%        12.3%
      2006 and
      thereafter           40         46        1,483,874         1,539,039        48.8%        49.7%
                          ---        ---        ---------         ---------       ------       ------
      Total /
      Weighted
      Average             245        261        3,040,488         3,096,779       100.0%       100.0%
                          ===        ===        =========         =========       ======       ======


                          PER SQUARE FOOT S/L     PER SQUARE FOOT RENT
                               RENT (1)                    (2)
                         ---------------------    ---------------------
YEAR OF EXPIRATION         6/00         9/00        6/00        9/00
                         --------    --------    --------    -------
      2000               $20.53       $21.57      $21.07      $21.50
      2001               $20.79       $20.73      $21.07      $21.12
      2002               $20.12       $20.20      $20.37      $20.47
      2003               $21.90       $21.94      $23.14      $23.26
      2004               $21.27       $21.08      $22.01      $22.04
      2005               $22.52       $24.97      $23.57      $25.17
      2006 and
      thereafter             --           --          --          --

(1) Per Square Foot Rent represents annualized straightline rent as of the lease expiration date.
(2) Per Square Foot Rent represents annualized base rent as of the lease expiration date plus non-recoverable operating expense pass-throughs.

                                                   STAMFORD OFFICE

                          NUMBER OF LEASES
                              EXPIRING              SQUARE FEET EXPIRING         % SQUARE FEET EXPIRING
                              --------              --------------------         ----------------------

YEAR OF EXPIRATION        6/00       9/00          6/00             9/00            6/00         9/00
------------------        ----       ----          ----             ----            ----         ----

      2000                 18         10           83,909            30,373         8.0%         2.9%
      2001                 23         22          112,738           136,087        10.7%        12.9%
      2002                 19         20          100,029           100,199         9.5%         9.5%
      2003                 13         14           94,448            95,298         9.0%         9.1%
      2004                 21         20          224,424           221,929        21.3%        21.1%
      2005                 12         23           80,132           109,943         7.6%        10.4%
      2006 and
      thereafter           19         20          357,199           359,099        33.9%        34.1%
                          ---        ---        ---------         ---------       ------       ------
      Total /
      Weighted
      Average             125        129        1,052,879         1,052,928       100.0%       100.0%
                          ====       ====       =========         =========       ======       ======

                       PER SQUARE FOOT S/L     PER SQUARE FOOT RENT
                            RENT (1)                    (2)
YEAR OF EXPIRATION      6/00         9/00        6/00        9/00
------------------      ----         ----        ----        ----

      2000               $21.52       $21.22      $22.39      $21.22
      2001               $24.46       $22.58      $24.16      $25.11
      2002               $27.15       $27.39      $28.31      $28.30
      2003               $31.61       $31.50      $32.41      $32.26
      2004               $22.85       $22.85      $23.71      $23.74
      2005               $26.79       $28.28      $29.02      $30.27
      2006 and
      thereafter             --           --          --          --




(1) Per Square Foot Rent represents annualized straightline rent as of the lease expiration date.
(2) Per Square Foot Rent represents annualized base rent as of the lease expiration date plus non-recoverable operating expense pass-throughs.


                                             NEW JERSEY OFFICE

                       NUMBER OF LEASES
                           EXPIRING              SQUARE FEET EXPIRING         % SQUARE FEET EXPIRING
                           --------              --------------------         ----------------------
YEAR OF EXPIRATION     6/00       9/00          6/00             9/00            6/00         9/00
------------------     ----       ----          ----             ----            ----         ----

      2000                  7          4           29,478            12,054         1.5%         0.6%
      2001                 21         21          247,144           239,999        12.8%        12.3%
      2002                 21         21          180,187           184,595         9.4%         9.4%
      2003                 21         20          337,598           335,298        17.5%        17.2%
      2004                 35         34          248,891           244,184        12.9%        12.5%
      2005                 28         34          343,777           382,221        17.8%        19.6%
      2006 and
      thereafter           17         18          539,228           555,154        28.0%        28.4%
                          ---        ---        ---------         ---------       ------       ------
      Total /
      Weighted
      Average             150        152        1,926,303         1,953,505       100.0%       100.0%
                          ====       ====       =========         =========       ======       ======


                      PER SQUARE FOOT S/L     PER SQUARE FOOT RENT
                           RENT (1)                    (2)
                          --------                    ---
YEAR OF EXPIRATION   6/00         9/00        6/00        9/00
                     ----         ----        ----        ----
      2000            $17.20       $20.54      $17.68      $21.49
      2001            $17.68       $17.85      $17.95      $18.08
      2002            $19.92       $19.80      $20.41      $20.43
      2003            $20.02       $19.94      $20.21      $20.04
      2004            $22.69       $22.44      $23.13      $22.98
      2005            $22.47       $22.56      $23.12      $23.61
      2006 and
      thereafter          --           --          --          --

(1) Per Square Foot Rent represents annualized straightline rent as of the lease expiration date.
(2) Per Square Foot Rent represents annualized base rent as of the lease expiration date plus non-recoverable operating expense pass-throughs.


                                             NEW YORK CITY OFFICE

                       NUMBER OF LEASES
                           EXPIRING              SQUARE FEET EXPIRING         % SQUARE FEET EXPIRING
                           --------              --------------------         ----------------------
YEAR OF EXPIRATION     6/00       9/00          6/00             9/00            6/00         9/00
------------------     ----       ----          ----             ----            ----         ----

      2000                  8          5           85,054            55,468         2.6%         1.6%
      2001                 21         18          172,930           134,464         5.3%         3.9%
      2002                 18         18          184,130           184,130         5.6%         5.4%
      2003                  7          7          115,726           115,726         3.5%         3.4%
      2004                 18         20          215,648           223,686         6.6%         6.6%
      2005                 30         34          437,437           437,590        13.3%        12.8%
      2006 and
      thereafter          110        114        2,072,808         2,262,900        63.1%        66.3%
                          ---        ---        ---------         ---------       ------       ------
      Total /
      Weighted
      Average             212        216        3,283,733         3,413,964       100.0%       100.0%
                          ====       ====       =========         =========       ======       ======


                        PER SQUARE FOOT S/L     PER SQUARE FOOT RENT
                            RENT (1)                   (2)
                           --------                    ---
  YEAR OF EXPIRATION        6/00         9/00        6/00        9/00
  ------------------        ----         ----        ----        ----
      2000                  $30.12       $38.28      $31.68      $38.32
      2001                  $37.24       $33.07      $35.12      $30.43
      2002                  $31.98       $32.02      $32.83      $32.87
      2003                  $31.89       $31.89      $32.34      $32.34
      2004                  $35.83       $36.74      $36.97      $37.72
      2005                  $34.63       $35.58      $35.94      $36.89
      2006 and
      thereafter               --           --          --          --




(1) Per Square Foot Rent represents annualized straightline rent as of the lease expiration date.
(2) Per Square Foot Rent represents annualized base rent as of the lease expiration date plus non-recoverable operating expense pass-throughs.


                                                 INDUSTRIAL

                         NUMBER OF LEASES
                             EXPIRING              SQUARE FEET EXPIRING         % SQUARE FEET EXPIRING
                         -----------------        --------------------------   ------------------------
YEAR OF EXPIRATION        6/00       9/00          6/00             9/00            6/00         9/00
                         ------     ------        ------           ------          -----        ------
      2000                 18         10          276,554           213,450         5.6%         4.3%
      2001                 30         28          624,759           557,139        12.6%        11.2%
      2002                 26         26          240,344           240,344         4.8%         4.8%
      2003                 29         30          728,234           731,234        14.7%        14.7%
      2004                 34         34          634,085           634,085        12.8%        12.8%
      2005                 15         18          368,464           396,810         7.4%         8.0%
      2006 and
      thereafter           44         49        2,097,360         2,192,911        42.2%        44.2%
                          ---        ---        ---------         ---------       ------       ------
      Total /
      Weighted

      Average             196        195        4,969,800         4,965,973       100.0%       100.0%
                          ===        ===        =========         =========       ======       ======

                          PER SQUARE FOOT S/L     PER SQUARE FOOT RENT
                               RENT (1)                    (2)
                          --------------------   ----------------------
YEAR OF EXPIRATION         6/00         9/00        6/00        9/00
                          ------       ------      ------      ------
      2000                $5.43        $4.74       $6.10       $5.43
      2001                $5.79        $5.42       $7.00       $6.77
      2002                $6.43        $6.43       $7.19       $7.19
      2003                $5.29        $5.30       $6.10       $6.11
      2004                $6.40        $6.40       $7.07       $7.10
      2005                $5.65        $5.81       $7.91       $7.96
      2006 and
      thereafter             --           --          --          --

(1) Per Square Foot Rent represents annualized straightline rent as of the lease expiration date.
(2) Per Square Foot Rent represents annualized base rent as of the lease expiration date plus non-recoverable operating expense pass-throughs.


                                               RESEARCH AND DEVELOPMENT

                          NUMBER OF LEASES
                              EXPIRING              SQUARE FEET EXPIRING         % SQUARE FEET EXPIRING
                         -----------------        -------------------------     ------------------------
YEAR OF EXPIRATION        6/00       9/00            6/00             9/00          6/00         9/00
                         ------     ------          ------           ------        -----        -----
      2000                  3          2           22,501            13,204         1.8%         1.0%
      2001                  7          7           96,120            96,120         7.5%         7.5%
      2002                  3          3          118,620           118,620         9.3%         9.3%
      2003                  6          5          301,064           244,648        23.5%        19.1%
      2004                 10         10          129,218           129,218        10.1%        10.1%
      2005                  3          4          293,704           359,417        23.0%        28.1%
      2006 and
      thereafter           13         13          317,457           317,457        24.8%        24.8%
                           --         --        ---------         ---------       ------       ------
      Total /
      Weighted
      Average              45         44        1,278,684         1,278,684       100.0%       100.0%
                           ==         ==        =========         =========       ======       ======


                         PER SQUARE FOOT S/L     PER SQUARE FOOT RENT
                              RENT (1)                    (2)
                         --------------------   ----------------------
YEAR OF EXPIRATION        6/00         9/00        6/00        9/00
                         ------       ------      ------      ------
      2000               $12.49       $15.04      $11.06      $11.60
      2001               $11.61       $11.61      $13.21      $13.21
      2002               $10.19       $10.19      $11.80      $11.80
      2003                $5.72        $5.01       $6.71       $5.88
      2004               $11.98       $11.98      $13.43      $13.43
      2005                $8.08        $8.33       $8.86       $9.27
      2006 and
      thereafter             --           --          --          --

(1) Per Square Foot Rent represents annualized straightline rent as of the lease expiration date.
(2) Per Square Foot Rent represents annualized base rent as of the lease expiration date plus non-recoverable operating expense pass-throughs.

RECKSON ASSOCIATES REALTY CORP.

LEASE  EXPIRATION COMPARISON

SEPTEMBER 30, 2000




                         EXPIRING RENT VS. MARKET RENT
                            SUBURBAN OFFICE PORTFOLIO



RECKSON ASSOCIATES REALTY CORP.

LEASE EXPIRATION COMPARISON

SEPTEMBER 30, 2000

                         EXPIRING RENT VS. MARKET RENT
                           SUBURBAN OFFICE PORTFOLIO


                        Long Island    Westchester    New Jersey
                        -----------    -----------    ----------

Expiring Rent(1)          $23.32         $21.87         $20.72

Market Rent(2)            $28.88         $27.65         $29.69
                          ------         ------         ------
  Increase                  24%             26%            43%



(1)  Represents average rents for leases expiring over the next 6 years

(2)  Average asking rents as provided by Cushman & Wakefield



Source: Cushman & Wakefield

RECKSON ASSOCIATES REALTY CORP.

LEASE  EXPIRATION COMPARISON

SEPTEMBER 30, 2000




                         EXPIRING RENT VS. MARKET RENT
                              CBD OFFICE PORTFOLIO




RECKSON ASSOCIATES REALTY CORP.

LEASE EXPIRATION COMPARISON

SEPTEMBER 30, 2000

                         EXPIRING RENT VS. MARKET RENT
                              CBD OFFICE PORTFOLIO


                        Connecticut    New York City
                        -----------    -------------

Expiring Rent(1)          $25.43         $34.42

Market Rent(2)            $39.69         $57.64
                          ------         ------

  Increase                  56%             67%




(1)  Represents average rents for leases expiring over the next 6 years

(2)  Average asking rents as provided by Cushman & Wakefield


Source: Cushman & Wakefield

RECKSON ASSOCIATES REALTY CORP.
PORTFOLIO SNAPSHOT (BASED ON 3RD QUARTER 2000)








                               [GRAPHICS OMITTED]








 SQUARE FEET - GEOGRAPHIC       SQUARE FEET -            NOI - GEOGRAPHIC
 DISTRIBUTION                   PROPERTY TYPE            DISTRIBUTION                  NOI - PROPERTY TYPE

Long Island          47%       Office          68%      Long Island          33%      Office          85%
New York City        17%       Industrial      32%      New York City        22%      Industrial      15%
Westchester          17%                                Westchester          20%      Total
Connecticut           7%                                Connecticut          10%
New Jersey           12%                                New Jersey           15%

REVENUE - GEOGRAPHIC           REVENUE - PROPERTY       FFO - GEOGRAPHIC
DISTRIBUTION                   TYPE                     DISTRIBUTION                  FFO - PROPERTY TYPE

Long Island          33%       Office          88%      Long Island          30%      Office          86%
New York City        27%       Industrial      12%      New York City        31%      Industrial      14%
Westchester          20%       Total                    Westchester          18%
Connecticut           8%                                Connecticut           8%
New Jersey           12%                                New Jersey           13%


RECKSON ASSOCIATES REALTY CORP.
PORTFOLIO SNAPSHOT - PRO FORMA FOR JOINT VENTURE TRANSACTION
                     AND 919 3RD AVENUE FREE RENT ADDBACK

[GRAPHIC OMITTED]
[GRAPHIC OMITTED]
[GRAPHIC OMITTED]
[GRAPHIC OMITTED]
[GRAPHIC OMITTED]
[GRAPHIC OMITTED]
[GRAPHIC OMITTED]
[GRAPHIC OMITTED]


SQUARE FEET DISTRIBUTION - REGIONAL

Long Island                         47%
New York City                       17%
Westchester                         17%
Connecticut                          7%
New Jersey                          12%



REVENUE - GEOGRAPHIC DISTRIBUTION

Long Island                         30%
New York City                       33%
Westchester                         19%
Connecticut                          7%
New Jersey                          11%



NOI - GEOGRAPHIC DISTRIBUTION

Long Island                         30%
New York City                       32%
Westchester                         18%
Connecticut                          7%
New Jersey                          13%



FFO - GEOGRAPHIC DISTRIBUTION

Long Island                         30%
New York City                       32%
Westchester                         18%
Connecticut                          7%
New Jersey                          13%



SQUARE FEET DISTRIBUTION - PROPERTY TYPE

Office                        67%
Industrial                    33%




REVENUE - PROPERTY TYPE

Office                        88%
Industrial                    12%



NOI - PROPERTY TYPE

Office                        86%
Industrial                    14%



FFO - PROPERTY TYPE

Office                        86%
Industrial                    14%

  NON-INCREMENTAL REVENUE GENERATING CAPITAL EXPENDITURES, TENANT IMPROVEMENT
                         COSTS AND LEASING COMMISSIONS

The  following   table   summarizes  the   expenditures   incurred  for  capital
expenditures for the entire portfolio and tenant improvements and leasing commissions for space leased at the Company's office and industrial properties for the nine month period ended September 30, 2000 and the historical average of such capital expenditures, tenant improvements and leasing commissions for the years 1996 through 1999.


                                       NON-INCREMENTAL REVENUE GENERATING CAPITAL EXPENDITURES

                                                                                             1996-1999
                          1996            1997              1998             1999             average            2000
                          ----            ----              ----             ----             -------            ----
SUBURBAN OFFICE  PROPERTIES
  Total                   $375,026        $1,108,675        $2,004,976       $2,298,899        $1,446,894        $2,376,738
  Per Square Foot             0.13              0.22              0.23             0.23              0.20              0.24

CBD OFFICE PROPERTIES
  Total                   N/A              N/A               N/A              N/A               N/A                $916,657
  Per Square Foot         N/A              N/A               N/A              N/A               N/A                    0.43

INDUSTRIAL PROPERTIES
  Total                   $670,751          $733,233        $1,205,266       $1,048,688          $914,484          $658,848
  Per Square Foot             0.18              0.15              0.12             0.11              0.14              0.09



                           NON-INCREMENTAL REVENUE GENERATING TENANT IMPROVEMENTS AND LEASING COMMISSIONS

                                                                                    1996-1999
                          1996            1997           1998           1999         average       2000          New        Renewal
                          ----            ----           ----           ----         -------       ----          ---        -------
LONG ISLAND OFFICE
PROPERTIES
Tenant Improvements       $523,574      $784,044     $1,140,251     $1,009,357      $864,307   $2,373,409   $1,086,105   $1,287,304
Per Square Foot Improved      4.28          7.00           3.98           4.73          5.00         6.37         5.83         6.91
Leasing Commissions       $119,047      $415,822       $418,191       $551,762      $376,206   $1,995,078     $483,467   $1,511,611
Per Square Foot Leased        0.97          4.83           1.46           2.59          2.46         4.88         2.60         6.78
                          --------      --------       --------       --------      --------   ----------     --------   ----------
Total Per Square Foot        $5.25        $11.83          $5.44          $7.32         $7.46       $11.25        $8.43       $13.69
                          ========      ========       ========       ========      ========   ==========     ========   ==========

WESTCHESTER OFFICE
PROPERTIES
Tenant Improvements       $834,764    $1,211,665       $711,160     $1,316,611    $1,018,550     $992,895     $630,823     $362,072
Per Square Foot Improved      6.33          8.90           4.45           5.62          6.33         4.39         5.01         3.62
Leasing Commissions       $264,388      $366,257       $286,150       $457,730      $343,631     $340,099     $311,353      $28,746
Per Square Foot Leased        2.00          2.69           1.79           1.96          2.11         3.00         2.47         0.29
                          --------      --------       --------       --------      --------   ----------     --------   ----------
Total Per Square Foot        $8.33        $11.59          $6.24          $7.58         $8.44        $7.39        $7.48        $3.91
                          ========      ========       ========       ========      ========   ==========     ========   ==========

CONNECTICUT OFFICE
PROPERTIES (A)
Tenant Improvements        $58,000    $1,022,421       $202,880       $179,043      $449,952     $342,973     $329,488      $13,485
Per Square Foot Improved     12.45         13.39           5.92           4.88          9.16         4.86         7.63         0.49
Leasing Commissions          $0.00      $256,615       $151,063       $110,252      $159,363     $277,483     $227,602      $49,881
Per Square Foot Leased        0.00          3.36           4.41           3.00          2.69         3.93         5.27         1.82
                          --------      --------       --------       --------      --------   ----------     --------   ----------
Total Per Square Foot       $12.45        $16.75         $10.33          $7.88        $11.85        $8.79       $12.90        $2.31
                          ========      ========       ========       ========      ========   ==========     ========   ==========

NEW JERSEY OFFICE
PROPERTIES
Tenant Improvements          N/A          N/A          $654,877       $454,054      $554,465   $1,724,101     $858,207     $865,894
Per Square Foot Improved     N/A          N/A              3.78           2.29          3.03         8.11         6.52        10.71
Leasing Commissions          N/A          N/A          $396,127       $787,065      $591,596   $1,205,706     $594,683     $611,023
Per Square Foot Leased       N/A          N/A              2.08           3.96          3.02         5.76         4.64         7.55
                          --------     --------        --------       --------      --------   ----------     --------   ----------
Total Per Square Foot        N/A          N/A             $5.86          $6.25         $6.05       $13.87       $11.16       $18.26
                          ========     ========        ========       ========      ========   ==========     ========   ==========

NEW YORK CITY OFFICE
PROPERTIES
Tenant Improvements          N/A          N/A            N/A            N/A           N/A         $11,977      $11,977           $0
Per Square Foot Improved     N/A          N/A            N/A            N/A           N/A           $0.51        $3.19         0.00
Leasing Commissions          N/A          N/A            N/A            N/A           N/A        $212,673      $21,031     $191,642
Per Square Foot Leased       N/A          N/A            N/A            N/A           N/A           $9.01        $5.61         9.65
                          --------     --------       --------       --------      --------    ----------     --------   ----------
Total Per Square Foot        N/A          N/A            N/A            N/A           N/A           $9.52        $8.80        $9.65
                          ========     ========       ========       ========      ========    ==========     ========   ==========

INDUSTRIAL PROPERTIES
Tenant Improvements       $380,334      $230,466       $283,842       $375,646      $317,572     $360,691     $306,980      $53,711
Per Square Foot Improved      0.72          0.55           0.76           0.25          0.57         0.64         3.05         0.12
Leasing Commissions       $436,213       $81,013       $200,154       $835,108      $388,122     $137,184      $44,353      $92,831
Per Square Foot Leased        0.82          0.19           0.44           0.56          0.50         0.24         0.44         0.20
                          --------      --------       --------       --------      --------   ----------     --------   ----------
Total Per Square Foot        $1.54         $0.75          $1.20          $0.81         $1.07        $0.88        $3.49        $0.32
                          ========      ========       ========       ========      ========   ==========     ========   ==========

(A)  1996 - 1999 average weighted to reflect October 1996 acquisition date

                                MARKET STATISTICS
                                -----------------

                        RECKSON ASSOCIATES REALTY CORP.


                                  LONG ISLAND
                               Class A Statistics

                DIRECT VACANCY                 AVERAGE ASKING RENTS
                --------------                 --------------------
1996                12.7%                        $23.83
1997                 8.7%                        $26.14
1998                 6.1%                        $27.23    (GRAPHIC OMITTED)
1999                 5.6%                        $27.69
3Q00                 4.4%                        $28.88



                                  WESTCHESTER
                               Class A Statistics

                DIRECT VACANCY                 AVERAGE ASKING RENTS
                --------------                 --------------------
1996                16.0%                        $23.67
1997                13.3%                        $25.14
1998                16.4%                        $26.67    (GRAPHIC OMITTED)
1999                15.0%                        $27.23
3Q00                13.9%                        $27.65


                        RECKSON ASSOCIATES REALTY CORP.


                              SOUTHERN CONNECTICUT
                               Class A Statistics

                DIRECT VACANCY                 AVERAGE ASKING RENTS
                --------------                 --------------------
1996                 6.1%                        $26.19
1997                 4.2%                        $28.96
1998                 3.6%                        $32.22     (GRAPHIC OMITTED)
1999                 4.0%                        $31.78
3Q00                 2.7%                        $39.69


                              NORTHERN NEW JERSEY
                               Class A Statistics

                DIRECT VACANCY                 AVERAGE ASKING RENTS
                --------------                 --------------------
1996                 4.1%                        $24.55
1997                 4.7%                        $25.38
1998                 5.3%                        $27.42     (GRAPHIC OMITTED)
1999                 4.6%                        $28.52
3Q00                 4.8%                        $29.69

Reckson Associates Realty Corp.


                      LONG ISLAND SUBMARKETS CLASS A OFFICE
                              AVERAGE ASKING RENTS





                               [GRAPHICS OMITTED]





Source: Cushman & Wakefield


Note: 46% of Long Island office revenue is derived from Central Nassau properties 28% of Long Island office revenue is derived from Western Suffolk properties 8% of Long Island office revenue is derived from Eastern Nassau properties





                               1996      1997       1998      1999       3000
Central Nassau County         $25.76    $28.79     $29.10    $29.93     $30.90
Western Suffolk County        $24.75    $26.55     $26.22    $27.34     $28.50
Eastern Nassau County         $21.73    $25.22     $27.49    $26.23     $29.15

Reckson Associates Realty Corp.



                           LONG ISLAND CLASS A OFFICE
                              DIRECT VACANCY RATES







                               [GRAPHIC OMITTED]








Source: Cushman & Wakefield

Note: 46% of Long Island office revenue is derived from Central Nassau properties.
         28% of Long Island office revenue is derived from Western Suffolk properties.
         8% of Long Island office revenue is derived from Eastern Nassau properties

Note: The 9.0% vacany rate in Western Suffolk is primarily due to the availabilty of a formerly owner occupied 209,325 sf building which is currently in lease up. Excluding this building the vacancy rate is 6.2%


CENTRAL NASSAU COUNTY             1996      1997     1998       1999      3Q00
WESTERN SUFFOLK COUNTY            11.0%     7.5%     5.1%       5.1%      3.6%
EASTERN NASSAU COUNTY              8.2%     7.7%     7.7%      11.6%      9.0%
                                  22.4%     6.4%     4.9%       0.9%      1.2%

Reckson Associates Realty Corp.


                      WESTCHESTER SUBMARKETS CLASS A OFFICE
                              AVERAGE ASKING RENTS









                               [GRAPHIC OMITTED]







Source: Cushman & Wakefield




Note: 33% of Westchester office revenue is derived from Central properties 29% of Westchester office revenue is derived from Tarrytown / Western properties
          20% of Westchester office revenue is derived from Eastern properties 9% of Westchester office revenue is derived from White Plains properties




                  Tarrytown / Western   Eastern      Central    White Plains CBD



           1996         $23.50          $23.62       $22.30          $24.19
           1997         $24.43          $26.53       $22.39          $25.09
           1998         $24.66          $29.35       $22.91          $26.84
           1999         $27.30          $27.70       $27.07          $27.44
           3Q00         $26.86          $28.98       $28.07          $29.93

Reckson Associates Realty Corp.



                      WESTCHESTER SUBMARKETS CLASS A OFFICE
                               DIRECT VACANCY RATE







                               [GRAPHIC OMITTED]













Source: Cushman & Wakefield



Note: 33% of Westchester office revenue is derived from Central properties 29% of Westchester office revenue is derived from Tarrytown / Western properties
          20% of Westchester office revenue is derived from Eastern properties 9% of Westchester office revenue is derived from White Plains properties



Note: The 13.5% vacancy in Central Westchester is impacted by IBM selling a 383,000 owner occupied building. The location of this building is not easily accessible to major thoroughfares and employee bedroom communities. Excluding this building the vacancy rate is 9.2%


                   Tarrytown / Western    Eastern    Central    White Plains CBD

          1996            9.2%             11.5%        7.9%        21.2%
          1997            7.9%              8.6%        5.7%        25.7%
          1998            7.8%             12.2%       12.3%        22.7%
          1999            8.0%             10.1%       13.5%        22.6%
          3Q00            6.6%              8.3%       13.5%        16.0%

Reckson Associates Realty Corp.


                      NEW JERSEY SUBMARKETS CLASS A OFFICE
                              AVERAGE ASKING RENTS






                               [GRAPHIC OMITTED]








Source: Cushman &
Wakefield


Note: 57% of New Jersey office revenue is derived from Essex County office properties
         13% of New Jersey office revenue is derived from Bergen County office 5% of New Jersey office revenue is derived from Mercer County office properties




                            Essex County        Bergen County    Mercer County

             1996             $23.84              $23.57              $22.11
             1997             $26.47              $26.02              $23.01
             1998             $27.74              $27.37              $24.49
             1999             $28.78              $28.07              $27.46
             3Q00             $28.23              $28.44              $29.07

Reckson Associates Realty Corp.


                      NEW JERSEY SUBMARKETS CLASS A OFFICE
                               DIRECT VACANCY RATE






                               [GRAPHICS OMITTED]






Source: Cushman & Wakefield


Note: 57% of New Jersey office revenue is derived from Essex County office properties
         13% of New Jersey office revenue is derived from Bergen County office properties
         5% of New Jersey office revenue is derived from Mercer County office properties



                      Mercer County       Essex County        Bergen County

          1996              9.7%                9.0%                15.6%
          1997              2.5%                4.7%                 7.8%
          1998              1.5%                3.3%                 6.8%
          1999              5.2%                6.0%                 5.3%
          3Q00              6.0%                4.6%                 4.4%

Reckson Associates Realty Corp.


                            NEW YORK CITY SUBMARKETS
                            CLASS A OFFICE STATISTICS




                               AVERAGE ASKING RENTS

                                [GRAPHIC OMITTED]





                                1996       1997       1998       1999      3Q00
Midtown West Side              $31.92     $33.10     $43.36     $48.28    $58.64
Financial East                 $30.80     $29.77     $40.21     $37.64    $48.16
Midtown East Side              $36.27     $39.33     $47.85     $51.18    $60.38
6th Ave/Rockefeller            $39.43     $43.62     $51.33     $53.12    $58.24





                                 DIRECT VACANCY

                                [GRAPHIC OMITTED]




                                 1996       1997       1998       1999      3Q00
Midtown West Side                6.2%       3.7%       3.3%       4.6%      2.1%
Financial East                  16.0%       8.2%       6.6%       3.4%      1.4%
Midtown East Side                7.6%       5.6%       6.0%       3.8%      2.2%
6th Ave/Rockefeller              4.8%       2.7%       2.2%       1.6%      0.4%


Source: Cushman & Wakefield

50% of New York City office revenue is derived from Midtown West Side properties 21% of New York City office revenue is derived from 6th Ave./Rockefeller Center properties
15% of New York City office revenue is derived from Midtown East Side properties 14% of New York City office revenue is derived from Financial East properties

                      VALUE CREATION PIPELINE STATISTICS
                      -----------------------------------

RECKSON ASSOCIATES REALTY CORP.
VALUE CREATION PIPELINE


                                                                                    Anticipated           Total          Investment
                                                     Acres /         Initial        Incremental        Anticipated           To
Stage/Property                                      Sq. Feet        Investment       Investment         Investment          Date
------------------------------------------------------------------------------------------------------------------------------------
PROJECTS IN STABILIZATION PERIOD
--------------------------------

AIP 2002, Islip, NY                                  206,000        $1,026,000       $12,632,000       $13,658,000       $10,338,957

492 River Road, Nutley, NJ                           130,009        $2,615,925       $10,287,385       $12,903,310        $8,968,693

390 Motor Parkway, Hauppauge, NY                     181,155        $4,820,335        $1,781,269        $6,601,604        $5,233,529

------------------------------------------------------------------------------------------------------------------------------------
TOTAL PROJECTS IN STABILIZATION PERIOD               517,164        $8,462,260       $24,700,654       $33,162,914       $24,541,179
------------------------------------------------------------------------------------------------------------------------------------

PROJECTS UNDER DEVELOPMENT OR REPOSITIONING
-------------------------------------------

Melville Expressway Corporate
Center, Melville, NY ( Phase I )                     277,500        $4,250,000       $39,196,000       $43,446,000       $26,250,200

100 Grasslands Road, Elmsford, NY                     49,000          $563,000        $3,914,000        $4,477,000        $3,099,396

919 3rd Avenue, New York City, NY                  1,374,966      $277,500,000       $92,455,000      $369,955,000      $288,000,129

50 Marcus Drive, Melville, NY                        163,762        $2,930,000       $16,959,000       $19,889,000       $12,472,808

University Square , Princeton, NJ                    315,000        $4,657,300       $45,739,700       $50,397,000        $7,520,938

AIP 2001, Islip, NY                                   71,000          $650,000        $5,042,000        $5,692,000        $1,503,554

400 Moreland Road, Commack, NY                        56,875        $1,562,000        $1,405,000        $2,967,000        $2,740,014

------------------------------------------------------------------------------------------------------------------------------------
TOTAL PROJECTS UNDER DEVELOPMENT OR REPOSITIONING  2,308,103      $292,112,300      $204,710,700      $496,823,000      $341,587,039
------------------------------------------------------------------------------------------------------------------------------------

PROJECTS IN PLANNING
--------------------

Giralda Farms , Morris County, NJ (1)                               $5,000,000       $75,091,000       $80,091,000       $15,698,903

Reckson Executive Park, Rye Brook, NY                345,000        $8,000,000       $47,799,000       $55,799,000       $12,970,185

Landmark 7, Stamford, CT                              61,000                $0       $13,208,000       $13,208,000           $18,167

Pilgrim State Facility, Commack, NY                                 $4,100,000      $215,900,000      $220,000,000        $4,100,000

------------------------------------------------------------------------------------------------------------------------------------
TOTAL PROJECTS IN PLANNING                           406,000       $17,100,000      $351,998,000      $369,098,000       $32,787,255
------------------------------------------------------------------------------------------------------------------------------------

LAND
----

155 White Plains Road, Tarrytown, NY                     7.0          $700,000                $0          $700,000          $700,000

70 Andrews Road, Hicksville, NY                          3.8          $487,500        $2,821,500        $3,309,000          $918,470

Melville Square Corporate Center II,
Melville, NY                                            19.3        $5,732,621       $27,927,379       $33,660,000        $6,753,949

Old Willets Path, Hauppauge, NY                          2.0          $595,000        $2,400,000        $2,995,000          $728,232

Melville Expressway Corporate
Center, Melville, NY ( Phase II )                       16.5        $4,250,000       $45,040,000       $49,290,000        $7,289,045

Eagle Rock 3, East Hanover, NJ                          15.0        $2,808,904       $14,816,096       $17,625,000        $3,688,253

AIP Recapture, Islip, NY                                 4.2                $0                $0                $0                $0

AIP, Islip NY                                            3.8                $0        $2,200,000        $2,200,000                $0

AIP, Islip NY                                            2.0                $0        $1,400,000        $1,400,000                $0

East Patchogue, East Patchogue, NY                      23.0                $0                $0                $0                $0

40 Cragwood, South Plainfield, NJ                        7.0                $0                $0                $0                $0

------------------------------------------------------------------------------------------------------------------------------------
TOTAL LAND                                             103.6       $14,574,025       $96,604,975      $111,179,000       $20,077,949
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
TOTAL UNREALIZED PIPELINE                                         $332,248,585      $678,014,329    $1,010,262,914      $418,993,422
------------------------------------------------------------------------------------------------------------------------------------

                                            Anticipated                                                          Estimated Months
                                            Stabilized       Current                                               to Completion/
Stage/Property                              Return (2)      Occupancy           Business Plan                      Stabilization
------------------------------------------------------------------------------------------------------------------------------------
PROJECTS IN STABILIZATION PERIOD
--------------------------------

                                                                                Two leases executed for the
                                                                                entire building. Prepare
AIP 2002, Islip, NY                           13.1%           100.0%            space for occupancy.                     3-6

                                                                                One lease executed for the
                                                                                entire building. Prepare
492 River Road, Nutley, NJ                    16.4%           100.0%            space for occupancy.                     3-6

                                                                                One lease executed for the
                                                                                entire building. Prepare
390 Motor Parkway, Hauppauge, NY              14.3%           100.0%            space for occupancy.                     3-6

------------------------------------------------------------------------------------------------------------------------------------
TOTAL PROJECTS IN STABILIZATION PERIOD        14.6%
------------------------------------------------------------------------------------------------------------------------------------

PROJECTS UNDER DEVELOPMENT OR REPOSITIONING
-------------------------------------------

                                                                                Commercial developement on
Melville Expressway Corporate                                                   Phase I of commercial land
Center, Melville, NY ( Phase I )              12.0%             0.0%            zoned for 550,000 SF                    12-24
                                                                                office development.

                                                                                Commenced repositioning of
                                                                                vacant building as an
100 Grasslands Road, Elmsford,                                                  office/warehouse/light
NY                                            15.7%            21.6%            assembly facility                        9-15

                                                                                Lease signed for 10,570
                                                                                square feet.


                                                                                Obtain fee interest in
919 3rd Avenue, New York City, NY             11.5%            96.6%            property. Complete                        15
                                                                                reposition of tenant space.

                                                                                Reposition vacant
50 Marcus Drive, Melville, NY                 13.8%             0.0%            industrial property into an              6-24
                                                                                office building

University Square ,                                                             Commenced development on a
Princeton, NJ                                 12.0%             0.0%            315,000 SF office building              36-48

                                                                                Development of a 71,000 SF
                                                                                industrial building. This
                                                                                represents the last remaining
AIP 2001, Islip, NY                           12.2%             0.0%            parcel in a development which           12-24
                                                                                includes 3 fully leased industrial
                                                                                buildings encompassing 442,000 sf.


                                                                                Reposition vacant
400 Moreland Road, Commack, NY                13.1%             0.0%            industrial property                     12-18

------------------------------------------------------------------------------------------------------------------------------------
TOTAL PROJECTS UNDER DEVELOPMENT OR
REPOSITIONING                                 11.7%
------------------------------------------------------------------------------------------------------------------------------------


PROJECTS IN PLANNING
--------------------

                                                                                Commercial land zoned for
                                                                                430,000 SF office
Giralda Farms , Morris County,                                                  development. Presently
NJ (1)                                        11.0%                             marketing to                            30-36
                                                                                corporate users.

                                                                                Commercial land zoned for
Reckson Executive Park, Rye                                                     345,000 SF office
Brook, NY                                     12.0%                             development.                            18-36

                                                                                Actively marketing to
                                                                                build to suits.

                                                                                Develop 61,000 sf building
                                                                                adjacent to existing
                                                                                Landmark Square office
Landmark 7, Stamford, CT                      12.3%                             complex.                                18-24

                                                                                1) Sell non-office and
Pilgrim State Facility,                                                         non-industrial portion of
Commack, NY                                   12.0%                             site                                    12-60
                                                                                2) Development of 3 to 4
                                                                                million SF of industrial /
                                                                                R&D space

------------------------------------------------------------------------------------------------------------------------------------
TOTAL PROJECTS IN PLANNING                    11.8%
------------------------------------------------------------------------------------------------------------------------------------

LAND
----

155 White Plains Road,
Tarrytown, NY                                 40.0%                             Intended for sale                         12

                                                                                Development of 50,000
70 Andrews Road, Hicksville, NY               12.5%                             SF building                               18

Melville Square Corporate Center                                                Development of 255,000 SF
II, Melville, NY                              12.5%                             office building                         24-30

                                                                                Commercial land zoned for
                                                                                30,000 SF industrial
Old Willets Path, Hauppauge, NY               12.0%                             development.                              18

                                                                                Phase II of commercial land
Melville Expressway Corporate                                                   zoned for 550,000 SF office
Center, Melville, NY ( Phase II )             13.0%                             development.                            18-30

                                                                                Development of 115,000 SF
Eagle Rock 3, East Hanover, NJ                12.0%                             office building                         24-36

AIP Recapture,                                                                  Land lease to alternative
Islip, NY                                     14.5%                             use ( hotel , retail )                    36

                                                                                Development of 43,000 SF
AIP, Islip NY                                 13.0%                             office/R&D use                            36

                                                                                Development of 30,000 SF
AIP, Islip NY                                 12.5%                             office/R&D use                            36

East Patchogue, East Patchogue,
NY                                            12.0%                             Intended for sale                         48

40 Cragwood, South Plainfield,
NJ                                            12.0%                             Intended for sale                         60

------------------------------------------------------------------------------------------------------------------------------------
TOTAL LAND                                    12.8%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
TOTAL UNREALIZED PIPELINE                     12.0%
------------------------------------------------------------------------------------------------------------------------------------

(1)  Excludes $3.7 million of purchase  price which is allocated to 113 acres on which an additional  650,000 SF of office space can be developed.
(2)  Forward looking statement based upon management's estimates. Actual results may differ materially.


                                                                                    Anticipated           Total          Investment
                                                     Acres /         Initial        Incremental        Anticipated           To
Stage/Property                                      Sq. Feet        Investment       Investment         Investment          Date
------------------------------------------------------------------------------------------------------------------------------------
REALIZATION
Investments that reached
realization this quarter
------------------------
538 Broadhollow Rd.      180,339 sf
360 Hamilton Ave.        382,000 sf

------------------------------------------------------------------------------------------------------------------------------------
TOTAL REALIZATION                                   5,756,711      $353,287,273              (1)       $524,826,657     $524,826,657
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
TOTAL VALUE CREATION PIPELINE                                      $685,535,858    $678,014,329      $1,535,089,571     $943,820,079
------------------------------------------------------------------------------------------------------------------------------------


                                            Anticipated                                                          Estimated Months
                                            Stabilized       Current                                               to Completion/
Stage/Property                              Return (2)      Occupancy           Business Plan                      Stabilization
------------------------------------------------------------------------------------------------------------------------------------
REALIZATION
Investments that reached
realization this quarter
------------------------
538 Broadhollow Rd.      180,339 sf
360 Hamilton Ave.        382,000 sf

------------------------------------------------------------------------------------------------------------------------------------
TOTAL REALIZATION                              12.6%            94.7%
------------------------------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
TOTAL VALUE CREATION PIPELINE                  12.2%
------------------------------------------------------------------------------------------------------------------------------------

(1)  Additional investment of $171,539,384 subsequent to acquisition.
(2)  Forward looking statement based upon management's estimates. Actual results may differ materially.



                                       43